[" * * * " indicates that material has been deleted pursuant to a confidential treatment request and filed separately with the Commission]

                                                                    CONFIDENTIAL










                     TELECOMMUNICATIONS MARKETING AGREEMENT

                                  by and among

                                 TEL-SAVE, INC.

                             TEL-SAVE HOLDINGS, INC.

                                       and

                              AMERICA ONLINE, INC.

                                February 22, 1997

                                                                    CONFIDENTIAL





                     TELECOMMUNICATIONS MARKETING AGREEMENT


         This TELECOMMUNICATIONS MARKETING AGREEMENT, dated as of February 22, 1997, is made by and among: (i) America Online, Inc., a Delaware corporation ("AOL"), on the one hand, and (ii) Tel-Save, Inc., a Pennsylvania corporation ("TS"), and Tel-Save Holdings, Inc., a Delaware corporation ("Holdings"), on the other hand (each, a "party" and, collectively, the "parties"), with respect to the following:

         WHEREAS, AOL is in the business of providing online services to consumers in the United States;

         WHEREAS, TS is in the business of providing telecommunications services and is a wholly owned subsidiary of Holdings;

         WHEREAS, AOL and TS wish to enter into this Agreement whereby AOL will market telecommunications services to customers of AOL's online service under one or more brand names to be owned by it and TS will provide such services on the terms and subject to the conditions herein set forth; and

         WHEREAS, Holdings has agreed to guarantee all of the obligations of TS hereunder.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         A.       Definitions.

         For purposes of this Agreement and in addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth below:

                  1. "Actual Services Costs" for any calendar quarter means the aggregate of the respective costs set forth in, and calculated in accordance with, Schedule A hereto in respect of the provision of Services during such calendar quarter.

         2. "Additional Warrant" shall have the meaning set forth in Section X.B.2 hereof.

                  3.       "Ad Values" at any time shall mean * * * .

                  4. "affiliate" means, with respect to a specified person, any other person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person, provided that, for purposes of this Agreement, "affiliate" shall not include natural persons.

                 5.   "Agreement"   means  this   Telecommunications   Marketing
Agreement.

                 6. "AOL" has the meaning set forth in the preamble to this Agreement.

                  7. "AOL Marks" means the service marks to be owned by AOL under which the Services will be marketed, which are presently contemplated by the parties to include a reference to AOL's name and shall be as mutually agreed to in writing by the parties hereto.

                 8. "AOL Performance List" has the meaning set forth in Section II.B.1.

                  9. "AOL Service" means AOL's online service provided to subscribers (including, without limitation, individuals and businesses) in the United States under the America Online(R) brand name, including, without limitation, electronic mail, conferencing, news, sports, weather and stock quotes, accessed by consumers through computers using AOL's proprietary software, as it exists on the date hereof and any online service provided by AOL or any of its affiliates that is a successor thereto or substitute therefor.

                 10. "Applicable Profit Percentage" for any calendar quarter means the percentage of Pre-Tax Profit for such calendar quarter equal to:

                         (a) for each  quarter  in  which  the  average  monthly
                    Marginable Revenues (Marginable Revenues for such quarter, divided by 3) are less than * * * , 50%; and

                         (b) for each  quarter  in  which  the  average  monthly
                    Marginable Revenues (Marginable Revenues for each quarter, divided by 3) are * * * , 50% plus an additional 2% for each
                    * * * by which such average monthly Marginable Revenues exceed * * * (without proration for any portion thereof);

provided that in no event will the Applicable Profit Percentage exceed 70%.

                  11.      "AT&T" means AT&T Corporation.

                 12. "Checklist Items" are the items set forth in the list attached as Schedule B hereto.

                  13. "Commercial Launch Date" means the date upon which AOL makes the Services generally available to subscribers of the AOL Service (i.e., to at least * * * % of the subscribers to the AOL Service).

                 14. "Commercial Mobile Radio Services" means the services defined as such, from time to time, by the Federal Communications Commission, including related features, functions and services.

                 15. "Dedicated CIC" means the carrier identification code (CIC) to be made available by TS for use in respect of the Services as provided herein.

                 16. "Effective Date" has the meaning set forth in Section IX.A.1. hereof.

                  17. "End User" means, during the Term, any customer of the Services or any part thereof and, after the Term, any such customer as of the last day of the Term so long as such customer continues as a customer of such Services.

                 18.  "Extension  Period"  shall have the  meaning  set forth in
Section X.B.1 hereof.

                 19. "Gross Revenues" for any calendar quarter shall mean the total billings by TS to End Users for the provision of Services during such quarter, less * * * .

                 20. "Holdings" has the meaning set forth in the first paragraph of this Agreement.

                 21. "Initial Launch Period" means the period beginning at the end of the Test Launch Period and ending on the Commercial Launch Date.

                 22.  "Initial  Payment"  has the  meaning  set forth in Section
V.A.1.

                  23. "Internet Telephony" means voice service provided or initiated over one or more data networks where the end user initiates a voice call to, or receives a voice call from, another party over one or more data networks using a modem or CODEC or over a data network interfacing with the public switched telephone network using a modem or CODEC.

                  24. "Introductory Period" means the * * * period starting a mutually agreed number of days prior to the anticipated Commercial Launch Date. The parties currently anticipate that the Commercial Launch Date will be no later than * * * , subject to adjustment from time to time upon the mutual consent of the parties or as otherwise provided herein.

                 25. "Local Telecommunications Services" means the provision of telephone exchange service or exchange access, including related features, functions and services.

                  26. "Long Distance Telecommunications Services" means intrastate telephone toll service, interstate telephone service and international telephone service, including private line service, and including related features, functions and services, as well as:

         Calling Card calls, meaning those calls billed to the customer account which has been established to allow for the use of an authorization code for direct dialed calls using any toll free number, 0+ access, or operator assisted calls using a service provider's calling card authorization platform for billing to the customer account at a later date.

         Operator Handled calls, meaning all calls where an operator or automated mechanized system provides the end user with the ability to place collect calls, calls billed to a third party, person to person, conference calling and operator assisted directory assistance, but not including party lines and off-line chat.

         Toll Free services, meaning inbound residential or business telephone services where the subscriber/recipient pays for all calls placed by callers dialing their subscribed number, and such calls are billed to the subscribing customer.

         Directory Assistance calls, meaning calls made by the customer to obtain names, addresses or phone numbers from a long distance directory assistance service.

                 27. "Marginable Revenues" means Gross Revenues, less * * * .

                 28.  "Multiplier  Adjustment Date" has the meaning set forth in
Section IV.E.1.

                 29. "OBN" means One Better Net or OBN, TS's long distance telecommunications network based on telecommunications switches owned or leased by TS or its affiliates.

                 30. "Performance Lists" has the meaning set forth in Section II.B.I.

                  31. "Pop-Up Ads" means online advertisements or promotions that (a) appear onscreen at log-on to users of the AOL Service, (b) are made available onscreen for at least * * * , and (c) contain buttons allowing users either to place an order for or obtain further information about the product(s) advertised or to decline such product(s) and proceed with use of the AOL Service.

                 32. "Pre-Launch Period" means the period beginning on the Effective Date and ending on the date AOL and TS begin testing the Services with approximately * * * testers.

                 33. "Pre-Tax Profit" for any calendar quarter means * * * .

                 34. "Quarterly Payment Amount" as to any calendar quarter means the Applicable Profit Percentage of the Pre-Tax Profit for such quarter.

                 35.  "Quarterly  Shortfall Amount" has the meaning set forth in
Section V.B.1(b).

                 36.  "Restricted  Services"  means,   collectively,   (a)  Long
Distance Telecommunications  Services, (b) Local Telecommunications Services and
(c) Commercial Mobile Radio Services, and, each, a "Restricted Service".

                 37. "RMG" means the remote managed gateway between TS and AOL and related systems (or any similar system agreed to by the parties), including a high speed dedicated telecommunications line, developed by the parties pursuant to Section II.B hereof, for the purpose of providing End Users the ability, through screens and/or other functionality on the AOL Service, to access monthly and historical billing information and to transmit order information to TS.

                 38. * * * .

                 39. "Services" means the telecommunications services, including the Restricted Services, provided, from time to time, pursuant to this Agreement by TS, as the carrier, and marketed by AOL as herein provided under the AOL Marks; provided, however, that "Services" shall not include (a) Internet Telephony (except for the communications components of such telephony which are other Services; e.g., a private line) or (b) paging services not offered in conjunction with another Commercial Mobile Radio Service.

                 40. "Supplemental Warrant" has the meaning set forth in Section VI.A. hereof.

                 41. "Term" means the period commencing on the date hereof and ending on June 30, 2000, unless such period is extended or sooner terminated pursuant to Article X, in which event such period shall end at the termination date or the last day of the final extension, as the case may be.

                 42. "Test Launch Period" means the period beginning at the end of the Pre-Launch Period and ending on the date AOL begins marketing the Services to approximately * * * of its subscribers.

                 43. "TS" has the meaning set forth in the preamble of this Agreement.

                 44. "TS Performance List" has the meaning set forth in Section II.B.1.

                 45. "Unamortized Amount" as of any date means (a) * * * through January 31, 1998, and (b) after January 31, 1998, the result of (x) * * * minus
(y) the amount equal to (i) the product of * * * times the number of the calendar months subsequent to December 31, 1997 that have passed as of such date, divided by (ii) * * * , but not less than $0.

                 46.  "Warrants"  has the  meaning  set forth in  Section  VI.A.
hereof.


                                   ARTICLE II

                       ROLLOUT SCHEDULE; PERFORMANCE LISTS

         A.       Description of Rollout.

         This Article II sets out the process by which the parties will roll out the Long Distance Telecommunications Services described on Schedule C. With respect to such Long Distance Telecommunications Services, the parties will proceed through the following sequence of periods, leading to an anticipated Commercial Launch Date of * * * :

                 1. Pre-Launch Period -- completion of initial Checklist Item tasks and initial development of the Performance Lists (as further described below).

                 2.  Test  Launch   Period  --  testing  of  the  Long  Distance
Telecommunications Services with approximately * * * testers.

                  3. Initial Launch Period -- marketing of the Long Distance Telecommunications Services to approximately * * * of AOL Service subscribers (with incremental ramp-up to * * * of AOL Service subscribers).

                 4. Commercial Launch Date -- general availability of the Long Distance Telecommunications Services to AOL Service subscribers (i.e., to at least * * * of the subscribers to the AOL Service).

         In addition, prior to the Commercial Launch Date, the parties will mutually establish the date for commencement of AOL's marketing obligations, (i.e., the beginning of the Introductory Period), which are further described in
Article III.

         B.       Pre-Launch Period.

                  1. During the Pre-Launch Period, each of the parties shall perform all of the Checklist Item tasks designated on Schedule B as being its responsibility during the Pre-Launch Period with respect to the Long Distance Telecommunications Services described in Schedule C. With respect to each task involving the development of a definition, procedure or standard, the responsible party shall generate a detailed written guideline that will be applicable to the appropriate party and will be set forth in a list of standards, procedures and/or obligations to be observed by such party (the "AOL Performance List" and the "TS Performance List", respectively, and together, the "Performance Lists"). Each such guideline set forth in the Performance Lists shall be subject to the mutual agreement of the parties, not to be unreasonably withheld. With respect to Checklist Item tasks that are designated on Schedule B as the joint responsibility of TS and AOL during the Pre-Launch Period, TS and AOL shall work jointly in good faith to develop the appropriate guidelines and to allocate responsibilities thereunder to the appropriate Performance List.

                  2. The Pre-Launch Period shall commence promptly following the Effective Date and shall not end until completion of all of the Checklist Item tasks designated for completion during the Pre-Launch Period on Schedule B. If any such Checklist Item task remains uncompleted or if any guideline has not been agreed to as of * * * , the anticipated date therefor, the period for such completion may be extended by up to * * * at the request of either party.

         C.       Test Launch Period.

                  1. During the Test Launch Period, each of the parties shall perform all of the Checklist Item tasks designated on Schedule B as being its responsibility during the Test Launch Period with respect to the Long Distance Telecommunications Services described in Schedule C. With respect to each task involving the development of a definition, procedure or standard, the responsible party shall generate a detailed written guideline that will be applicable to the appropriate party and will be added to its respective Performance List. Each such guideline shall be subject to the mutual agreement of the parties, not to be unreasonably withheld. With respect to Checklist Item tasks that are designated on Schedule B as the joint responsibility of TS and AOL during the Test Launch Period, TS and AOL shall work jointly in good faith to develop the appropriate guidelines and to allocate responsibilities thereunder to the appropriate Performance List.

                  2. The Test Launch Period shall commence upon completion of the Pre-Launch Period and shall not end until completion of all of the Checklist Item tasks designated for completion during the Test Launch Period on Schedule
B. If any such Checklist Item tasks remain  uncompleted as of the date that is *
* * after the commencement of the Test Launch Period, the period for such completion may be extended by up to * * * at the request of either party.

         D.       Initial Launch Period.

                  1. During the Initial Launch Period, the parties will commence marketing and make the Services available to approximately * * * of the AOL Service subscribers (or such higher number as AOL may determine, subject to TS's reasonable capacity limitations) during * * * of the Initial Launch Period; approximately * * * of the AOL Service subscribers (or such higher number as AOL may determine subject to TS's reasonable capacity limitations) during * * * of the Initial Launch Period; and approximately * * * of the AOL Service subscribers (or such higher number as AOL may determine subject to TS's reasonable capacity limitations) during the remainder of the Initial Launch Period. AOL shall determine the specific roll-out plan for the Initial Launch Period in consultation with TS in order to efficiently and effectively perform the Initial Launch Period Checklist Item tasks listed on Schedule B. Notwithstanding the anticipated * * * periods above, AOL may, in each such case, delay marketing to a larger portion of the AOL Service subscriber base until AOL is satisfied, in its reasonable discretion, that the guidelines included in the parties' respective Performance Lists are met or are likely to be met during any such period.

                  2. During the Initial Launch Period, each of the parties shall perform all of the Checklist Item tasks designated on Schedule B as being its responsibility during the Initial Launch Period with respect to the Long Distance Telecommunications Services described in Schedule C. With respect to tasks involving the development of a definition, procedure or standard, the responsible party shall generate a detailed written guideline that will be applicable to the appropriate party and will be added to its respective Performance List. Each such guideline shall be subject to the mutual agreement of the parties, not to be unreasonably withheld. With respect to Checklist Item tasks that are designated on Schedule B as the joint responsibility of TS and AOL, TS and AOL shall work jointly in good faith to develop the appropriate guidelines and to allocate responsibilities thereunder to the appropriate Performance List.

                  3. The Initial Launch Period shall commence upon completion of the Test Launch Period. The Initial Launch Period shall not end until completion of all of the Checklist Item tasks designated for completion during the Initial Launch Period on Schedule B. If any such Checklist Item task remains uncompleted or if any guideline has not been agreed to as of the date that is * * * after the commencement of the Initial Launch Period, the period for such completion may be extended by up to * * * at the request of either party.

         E.       Performance Lists.

                 1. The Performance Lists may be modified at any time during the Term as mutually agreed by the parties.

                  2. The parties shall reasonably cooperate with one another in facilitating the preparation of the Performance Lists and the guidelines included therein and the completion of the Checklist Item tasks.

                 3. Each party shall be responsible for performing substantially in accordance with the guidelines contained in its respective Performance List from time to time.

         F. New Services. As new Services are added under this Agreement, the procedures set forth in this Article II, as may be reasonably applicable to such new Services, shall be followed with respect to such Services.

         G. Failure to Agree on Guidelines. If the parties are unable to reach agreement with respect to any guideline to be included in a party's Performance List, the matter shall be submitted for resolution pursuant to XI.D.



                                   ARTICLE III

                                  AOL MARKETING

         A.       Services Marketing.

         On and after the first day of the Introductory Period, AOL shall have the sole right to, and shall, market the Services generally across the AOL Service in the United States, through online advertising and marketing on the AOL Service and otherwise as the parties may agree, through mass media and direct marketing media, as follows:

                 1. During each of the months during the Introductory Period, AOL shall include for subscribers to the AOL Service on-screen promotions and advertisements for the Long Distance Telecommunications Services, including Pop-Up Ads, (a) in substance (the specific Long Distance Telecommunications Services to be offered and the terms thereof and the terms on which they are offered) developed and prepared by TS in consultation with AOL, and (b) in form (how the offered
Services are packaged and presented) developed and prepared by AOL in consultation with TS and subject to the mutual agreement of the parties, with an Ad Value of at least $ * * * . Such promotions and advertisements shall include
(a) at least * * * Pop-Up Ads per month during at least * * * of the months in the Introductory Period, such months to be chosen at AOL's discretion, and (b) either * * * or * * * Pop-Up Ads per month during the other * * * of the
Introductory Period, * * * . Any Pop-Up Ads included by AOL during the Introductory Period in excess of * * * per month shall not be counted toward such $ * * * requirement. Such promotions and advertisements shall be spaced as evenly as practicable over each such month, provided that TS and AOL shall consult as to the manner in which such online advertising will be included in such advertising opportunities. The parties recognize that in some months, a $ *
* * promotion and advertising campaign may not represent the best allocation of promotion and advertising resources. Accordingly, the foregoing notwithstanding, subject to the mutual agreement of the parties, some of the promotional and advertising resources, and Pop-Up Ads, allocated to the Introductory Period may be reallocated among the months occurring during the Introductory Period and among the * * * months following the Introductory Period and shall be in addition to the resources required otherwise to be provided in such months.

                  2. During each of the months subsequent to the Introductory Period and during the Term, AOL shall include for subscribers to the AOL Service on-screen promotions and advertisements for the Long Distance Telecommunications Services, including, at AOL's option (subject to the requirements of Section III.A.4 hereof), Pop-Up Ads, (a) in substance (the specific Long Distance Telecommunications Services to be offered and the terms thereof and the terms on which they are offered) developed and prepared by TS in consultation with AOL, and (b) in form (how the offered Services are packaged and presented) developed and prepared by AOL in consultation with TS and subject to the mutual agreement of the parties, with an Ad Value of at least $ * * * . Any Pop-Up Ads included by AOL subsequent to the Introductory Period and during the Term in excess of *
* * per month shall not be counted toward meeting this $ * * * requirement. AOL will work cooperatively with TS during this period to develop strategies for targeting the Services to new subscribers to the AOL Service most effectively. Such promotions and advertisements shall be spaced as evenly as practicable over each such month, provided that TS and AOL shall consult as to the manner in which such online advertising will be included in such advertising opportunities.

                 3. During the Term, AOL may also include advertisements and promotions for the Long Distance

Telecommunications Services, in substance (the specific Long Distance Telecommunications Services to be offered and the terms thereof and the terms on which they are offered) developed and prepared by TS in consultation with AOL, and form (how the offered Services are packaged and presented) developed and prepared by AOL in consultation with TS and subject to the mutual agreement of the parties, in or with any of AOL's mass media advertising of any of its services or with any of AOL's direct marketing efforts, including, without limitation, mail solicitations of customers for any of its services and any joint advertising or marketing programs with other companies and any other advertisements and solicitations done in conjunction with other companies; provided that, unless TS shall have specifically agreed with AOL to share responsibility for any such advertising and promotions, TS shall have no responsibility for any part of the costs thereof.

                 4. With respect to Pop-Up Ads:

                         (a) Any  Pop-Up Ad  required,  by the terms of  Section
                    III.A.1 or III.A.2. hereof, to be included or provided by AOL shall contain * * * .

                         (b) If, at any time  during the Term,  AOL, as a matter
                    of general practice, * * * , AOL shall * * * to subscribers to the AOL Service.

                         (c) If, at any time  during the Term,  AOL, as a matter
                    of general practice, * * * , AOL shall * * * ; provided, however, in the event * * * , then AOL shall * * * .

                  5. During the Term, the parties shall also, in consultation with each other, explore additional marketing and promotional opportunities related to the Services, including utilizing new advertising techniques and mechanisms, as they are developed by AOL and utilizing TS's existing marketing channels. The parties also will, in good faith, explore the following additional marketing opportunities (the more specific terms and conditions of which to be as set forth in writing between the parties):

                           (a) Online marketing of bundled offerings of the Services and the AOL Service by AOL, with mutually agreed revenue sharing;

                           (b) Telemarketing and direct marketing by TS of the AOL Service to TS's business customers, with a mutually agreed bounty paid to TS; and

                           (c) Telemarketing and direct marketing by TS of bundled offerings of the Services and the AOL Service, with generally mutually agreed revenue sharing.

                  6. AOL shall make available to End Users who obtain services from TS other than the Services in accordance with this Agreement, a hyper-text internet link in the Dedicated Area (as defined below) solely to a billing area on a TS-hosted web site for billing of such services other than Services, which such site shall not include any links or other traffic out to other areas other than a return link to the AOL Service.

                  7. AOL commits to provide, in connection with its activities described in Sections III.A.1, 2, 4, 5 and 6, III.C and III.D hereof, in addition to AOL key words on the AOL Service and E-mail (including a monthly reminder sent to End-Users concerning their statement and a hyperlink to the Dedicated Area described below), links throughout the AOL Service, including the possibility of a small telephone icon that pervasively appears on the tool bar, welcome screen, channel page or similarly-viewed pages, to a dedicated area on the AOL Service (the "Dedicated Area") in order to facilitate ease of location and access to this area for End Users and prospective customers.

         B.       AOL Reports.

                  1. During the Term, AOL shall provide summary monthly reports to TS evidencing compliance with the foregoing advertising and marketing requirements, including information concerning the type and volume of advertising and marketing on the AOL Service, and concerning AOL's mass media and direct marketing activities, if any, during such month.

                  2. AOL shall keep for two (2) years from the date of each advertising and marketing expenditure made pursuant to Sections III.A.1 and 2 above complete and accurate records in sufficient detail to allow TS to determine if AOL has made the expenditures required thereunder. TS shall have the right for a period of two (2) years after receiving any report provided pursuant to Section III.B.1 above to inspect such records. AOL shall make such records available for inspection during regular business hours at its principal place of business, upon reasonable notice from TS. Such inspection right shall not be exercised more than once in any calendar year and shall not be exercised more than once with respect to any particular records furnished by AOL to TS. TS agrees to hold in strict confidence all information learned in the course of any such inspection, except to the extent necessary for TS to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law. TS shall pay for such inspections, except that in the event any such inspection reveals that AOL expended less than 98% of what it was required to expend in any quarter, AOL shall pay the reasonable costs of such inspection. If AOL and TS are unable to agree on the amount AOL expended, then the dispute shall be resolved by arbitration pursuant to Section XI.D hereof. This Section shall survive expiration or termination of this Agreement.

                  3. Within one quarter after it has been determined as a result of an inspection pursuant to Section III.B.2 above or otherwise that AOL failed to expend the minimum commitment for advertising and marketing in a given month, and such failure is not attributable to TS's unreasonable failure to agree to the marketing program proposed by AOL, AOL shall, in addition to any other advertising and marketing expenditure commitments it has under this Agreement, expend an additional amount for advertising and marketing equal to 125% of the shortfall from such commitment.

                  4. AOL shall advise TS in writing or by electronic means of any End User that ceases to be a subscriber of the AOL Service as promptly as reasonably practicable after receiving notice thereof. TS shall continue servicing each such End User according to a service plan that TS deems appropriate, subject to such End User's continued credit-worthiness, in TS's sole discretion. To the extent that TS incurs incremental costs associated with the billing of such End Users, TS shall, at its sole discretion, either (i) pass such costs through to such End Users or (ii) adjust payments to AOL under
Section V.B or X.D.2, as the case may be, to put AOL in the same economic position as if such incremental costs had not been incurred.

         C.       Offering of Services.

                  1. AOL shall include on the AOL Service such materials and opportunities as TS shall reasonably request to permit users of the AOL Service who wish to become End Users to elect so to become End Users, including, without limitation, any agreements by any such user to (i) switch from their existing telecommunications carrier, (ii) charge their payments for the Services to credit, charge or debit cards and/or (iii) verify such arrangements.

         D.       Services Billings; Credit Card Agreements.

                  1. For so long as any End User is a customer of the AOL Service (and notwithstanding the termination of this Agreement, it being understood that this obligation shall survive such termination if AOL is receiving payments pursuant to Section X.D.2), AOL shall provide for the inclusion online in the AOL Service to such End User of such End User's billing information provided by TS and any necessary opportunity for such End User to authorize any payment and to dispute any charges for Services with TS (all as mutually agreed to with respect to the RMG developed by TS and AOL hereunder); provided that AOL shall not be required to incur material costs after termination to alter its inclusion of such information due to material changes made to the RMG by TS.

                  2. AOL shall use all reasonable efforts to cause the credit, charge and debit card companies through which AOL bills its customers for the AOL Service to charge the same rates for Services billings as they charge for billings for the AOL Service.

                  3. AOL shall use all reasonable efforts to cause the credit, charge and debit card companies through which AOL bills its customers for the AOL Service to enter into direct arrangements with TS with respect to the billing for the Services, including provision for continuation thereof with respect to any End Users that cease to be subscribers of the AOL Service or any other services billed to such End User by AOL.

                  4. With respect to any End Users who do not pay their bills for the AOL Service through a credit, charge or debit card, AOL shall, subject to applicable law and AOL's terms of service with its subscribers, provide to TS all information available to AOL with respect to such End Users as TS may reasonably request to permit TS to bill such End Users for the Services.

         E.       Use of AOL Marks.

                  1. AOL hereby grants to TS an exclusive license (subject to the right of AOL and its affiliates to use the AOL Marks in connection with the Services) for TS to use the AOL Marks solely in connection with its operation of the Services for which TS is then the exclusive provider under this Agreement; and AOL hereby grants to TS an exclusive license (subject to the right of AOL and its affiliates to use the AOL Marks in connection with the Services) for TS to use the AOL Marks solely in connection with its operation of the Services for which TS is then the provider under this Agreement on a non-exclusive basis, unless the parties mutually agree (such agreement not to be unreasonably withheld) that the license with respect to those non-exclusive Services should itself be non-exclusive; provided that in both cases TS (i) does not create a unitary composite mark involving the AOL Marks without the prior written approval of AOL and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the AOL Marks in accordance with applicable trademark law and practice; and provided further that AOL retains the right to use the AOL Marks in connection with the services provided as part of the core business of ANS CO+RE Systems, Inc. as of the date hereof. The foregoing license is personal to TS and may not be sublicensed, assigned or otherwise transferred except as provided by Section XII.F. TS acknowledges that:
(i) the AOL Marks are and shall remain the sole property of AOL; (ii) nothing in this Agreement shall confer in TS, and TS shall not represent that it has, any right of ownership in the AOL Marks; and (iii) TS shall not now or in the future contest the validity of the AOL Marks.

                  2. TS further acknowledges and agrees that no use of the AOL Marks by TS shall impair the rights of AOL in the AOL Marks. TS agrees to reasonably assist AOL, at AOL's expense, to the extent necessary in the enforcement and protection of AOL's rights in the AOL Marks. If a senior executive officer of TS learns of any infringements or uses of marks similar to the AOL

Marks, such officer shall inform AOL as soon as reasonably practicable and TS shall cooperate with AOL as AOL reasonably requests, at AOL's expense, to protect AOL's rights in the AOL Marks.

                 3. AOL agrees to take all reasonable steps necessary to register and protect the AOL Marks.

                  4. Use by TS of the AOL Marks with respect to form and appearance shall be subject to the prior written approval of AOL, not to be unreasonably withheld.

                  5. TS acknowledges that, except as provided herein, it is not authorized hereunder to use the AOL name or logo. Any such use shall require the prior written consent of AOL and shall be subject to such conditions and restrictions as AOL deems appropriate.

         F.       TS Trademarks and Service Marks.

         This Agreement shall not convey a license to AOL to use any trademarks, service marks, trade names or logos owned or otherwise used by TS. Nothing herein shall give AOL any right, title and interest in and to any such trademarks, service marks, trade names or logos owned or otherwise used by TS, other than the right to display such trademarks, service marks, trade names or logos in connection with the marketing of the Services.

         G.       Expenses.

                  Except as otherwise provided herein or agreed by the parties in writing, all costs and expenses of providing the marketing and advertising services referred to in Section III.A.
shall be borne exclusively by AOL.

         H. Representatives. AOL shall appoint a technical representative, a marketing representative, a billing and customer service representative and a project manager to interface with their respective TS counterparts. If TS is dissatisfied with any of the foregoing representatives or manager, it shall so inform AOL and AOL shall replace him/her as soon as reasonably practicable, consistent with a smooth transition and AOL's staffing commitments. TS shall not be entitled to have more than one representative or manager replaced in any six-month period. Except as may be the case pursuant to Section XII.H, no AOL manager or representative appointed hereunder shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, AOL.

         I. Limitation on AOL Authority. AOL shall have no right, authority or power, and shall not hold itself out as having the right, power or authority, to create any contract or obligation, express or implied, binding upon TS, including, but not limited to, accepting orders for Services or agreeing to or offering prices, terms or conditions of sale that are not in compliance with the prices and terms and conditions that TS, or TS and AOL, as the case may be, have developed and prepared as provided elsewhere herein.

         J. Insurance. So long as AOL shall have executory obligations under this Agreement, AOL shall maintain insurance in amounts and types customary within its industry for companies of comparable size.


                                   ARTICLE IV

                                   TS SERVICES

         A.       Services.

                  1. The telecommunications services to be provided by TS hereunder initially shall be the Long Distance Telecommunications Services. Such Long Distance Telecommunications Services initially will include the services described in Schedule C. Subject to Article VII, the Services to be provided by TS hereunder will be expanded to include Local Telecommunications Services and Commercial Mobile Radio Services as and to the extent offered by TS.

         B.       Provision of Services.

                  1. TS shall provide the Services to all subscribers to the AOL Service that elect to become End Users, provided that the initial and continued provisioning of any such customer will be subject to such credit approvals as TS may, in its sole discretion, apply.

         C.       Terms of Services.

                  1. The Services will be offered by TS, as the carrier, under the AOL Marks.

                  2. Notwithstanding anything to the contrary set forth in this Agreement, the quality, timeliness and efficiency of Services provided hereunder and the performance by TS of its other obligations hereunder shall, at a minimum, be consistent with telecommunications common carrier industry standards, government regulations and sound business practices and generally of no lesser quality than the best comparable services provided by TS to other customers.

                  3. The specific types of Services other than Long Distance Telecommunications Services, Local Telecommunications

Services and Commercial Mobile Radio Services shall be determined from time to time by mutual agreement of the parties.

                  4. The rates to be charged by TS for Services subject to telecommunications regulation shall be determined from time to time by TS, in its sole discretion. TS shall give AOL reasonable prior notice of prospective rate changes and a reasonable opportunity to consult with respect to such prospective rate changes. TS's current intention is that its initial rates for Long Distance Telecommunications Services will be as set forth in Schedule D hereto. To the extent the parties reasonably agree that it is legally permissible to do so with respect to any specific Services, the rates for those Services shall be determined from time to time by mutual agreement of the parties.

                  5.       Customer Service.

                           a. TS shall provide customer service 24 hours per day, 7 days per week.

                           b. TS shall comply with the applicable customer service provisions of the TS Performance List developed pursuant to Article II.

                           c. If TS fails to conform to the customer service standards set forth in this Section IV.C.5. above within thirty (30) days following notice of such non-conformance from AOL, AOL shall have the right, at its discretion and as one of its available remedies, either to assume the customer service function itself or to outsource it to a third party provider. In that event,
                                    (a) TS shall, at TS's expense, assist AOL in
                                    the  transition  of  the  customer   service
                                    function as AOL may reasonably request,  and
                                    (b)  TS  shall   reimburse   AOL  for  AOL's
                                    reasonable  costs  and  expenses  associated
                                    with   providing   the   customer    service
                                    function. Notwithstanding the foregoing, if, at any time, AOL shall have assumed the customer service function or outsourced it to a third party provider and TS shall thereafter demonstrate to AOL's reasonable satisfaction that it can conform to the applicable customer service standards, TS shall have the right to resume the provision of the customer service function and AOL shall cause the transition of the customer service function back to TS.

                  6. AT&T Reseller Services. It is anticipated by the parties that the Services will include initially, and TS initially shall provide as part thereof, AT&T-based operator services, directory assistance, calling card services and international. In the event TS replaces such AT&T-based services, TS shall ensure that the replacement services are of substantially equivalent or better quality and price.

                  7. Network Integrity. TS shall comply with the applicable network integrity provisions of the TS Performance List developed pursuant to
Article II.

                  8.       Billing.

                           a.     TS  shall comply with  the applicable  billing
provisions of the TS Performance List developed pursuant to Article II.

                           b.     If TS fails to conform to the billing services
guidelines  developed as part of the  applicable  Performance  List  pursuant to
Article II within thirty (30) days following notice of such non-conformance from AOL, AOL shall have the right, at its discretion and as one of its available remedies, either to assume the billing services function itself or to outsource it to a third provider. In that event, (a) TS shall, at TS's expense, assist AOL in the transition of the billing service function as AOL may reasonably request, and (b) TS shall reimburse AOL for AOL's reasonable costs and expenses associated with providing the billing service function. Notwithstanding the foregoing, if, at any time, AOL shall have assumed the billing services function or outsourced it to a third party provider and TS shall thereafter demonstrate to AOL's reasonable satisfaction that it can conform to the applicable billing services standards, TS shall have the right to resume the provision of the billing services function and AOL shall cause the transition of the billing services function back to TS.

                  9. TS shall provide to AOL as promptly as reasonably practicable after the end of each month an updated roster of End Users at such month-end in order to facilitate performance by AOL of its obligations under
Section III.B.4.

                  10. TS shall, where possible, make available the Dedicated CIC and shall route all Services to End Users thereunder and shall not route any other customers of its telecommunications services based thereon (excluding customers (i) in Alaska, Hawaii, Puerto Rico and the Virgin Islands, (ii) in other areas in the 48 contiguous states of the United States where OBN is not loaded and (iii) in overflow situations where required to manage capacity). All non-OBN traffic shall be carried on the AT&T network. TS shall use its best efforts to at all times have the capability to route the Dedicated CIC over a redundant network.

         D.       Regulatory.

                  1. TS shall be responsible for obtaining and maintaining all federal, state and local consents, approvals and licenses required to be obtained or maintained by TS for TS's provision of the Services hereunder other than any consents and approvals or licenses required by applicable law to be obtained or maintained by AOL by reason of its performance of its obligations hereunder or otherwise, for all of which AOL shall be responsible, and all expenses of obtaining and maintaining such, including all tariffs, taxes, filings and fees with respect thereto, shall be borne exclusively by the party so responsible for obtaining or maintaining such.

                  2. TS shall file any required state and federal tariffs in accordance with applicable law and regulations.

                  3. TS shall pay all federal, state and local taxes required by applicable law or tariff.

         E.       AT&T.

                  1. Not later than 5:00 p.m. EST on Tuesday, February 25, 1997, TS shall provide written evidence to AOL that a statement that * * * . During the Term, TS will use commercially reasonable efforts to maintain the ability so to * * * . If, notwithstanding such efforts, such statements can no longer be used in the advertising, promotion and provision of the Services, the "Vesting Multiplier" applicable to the Supplemental Warrant shall, from and after the date such statement can no longer so be used (the "Multiplier Adjustment Date"), be doubled.

                  2. TS shall notify AOL as promptly as reasonably practicable of any changes in its relationship with AT&T that could have a material adverse effect on the performance of the parties' obligations under this Agreement and/or the provision of the Services to End Users.

         F.       LOAs.

                  1. TS shall be the contracting party to the telecommunication letters of agency (and any other contracts and agreements with the customers for the provision of telecommunications services to the End Users, collectively, "LOAs") and thereby be entitled to all rights deriving therefrom. Except in connection with an assignment of this Agreement permitted by Section XII.F, TS shall not assign any of the LOAs, i.e., not sell any of the End Users.

         G.       Representatives.

                  1. TS shall appoint a technical representative, a marketing representative, a billing and customer service representative and a project manager to interface with their respective AOL counterparts. If AOL is dissatisfied with any of the foregoing representatives or manager, it shall so inform TS and TS shall replace him/her as soon as reasonably practicable, consistent with a smooth transition and TS's staffing commitments. AOL shall not be entitled to have more than one representative or manager replaced in any six month period. Except as may be the case pursuant to Section XII.H, no TS manager or representative appointed hereunder shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, TS.

         H. Limitation on TS Authority. TS shall have no right, authority or power, and shall not hold itself out as having the right, power or authority, to create any contract or obligation, express or implied, binding upon AOL.

         I. Insurance. So long as TS shall have executory obligations under this Agreement, TS shall maintain insurance in amounts and types customary within its industry for companies of comparable size.


                                    ARTICLE V

                                 PAYMENTS TO AOL

         A.       Initial Payment to AOL.

                  1. On the date hereof, TS shall pay to AOL an initial payment in the amount of $100,000,000 (the "Initial Payment"). Up to $57,000,000 of the Initial Payment shall be earned by AOL over time in increments in accordance with the performance milestones set forth in Schedule E.

         B.       Marketing Payments to AOL.

                  1. In partial consideration of AOL providing marketing services and exclusivity commitments hereunder, TS shall make the following payments in immediately available funds wired to AOL's account pursuant to the wiring instructions attached as Schedule F (which instructions may be modified in writing by AOL on five (5) days notice):

                           a.      For each calendar quarter ending on March 31,
June 30, September 30 and December 31, commencing with the Effective Date and so long as this Agreement shall not have terminated or been terminated, TS shall pay to AOL, in accordance with the procedures set forth in Section V.B.3, the Quarterly Payment Amount for such quarter.

                           b.      Against the amount of each such payment to be
made to AOL for any calendar quarter after December 31, 1997 and through (and including) the calendar quarter ending June 30, 2000, there shall be credited to TS, as of the last day of such quarter, a portion of the Initial Payment equal to the lesser of (a) the Quarterly Payment Amount for such quarter and
(b)$4,300,000, and such
amount so credited shall, for all purposes, be deemed to have been paid by TS to AOL and to have satisfied TS's obligation to AOL in such amount. The amount, if any, by which $4,300,000 exceeds the Quarterly Payment Amount in any such calendar quarter is called a "Quarterly Shortfall Amount".

                  2. If this Agreement shall be terminated by either party prior to the end of the Term, TS' only obligation to pay AOL hereunder (exclusive of any damages to which AOL may be entitled as a result of such termination) shall be as set forth in Articles X and XI hereof.

                  3. Within thirty (30) days after the end of any period for which payment is to be made pursuant to Section V.B.1 or V.B.2 hereof, TS shall deliver to AOL a statement of the Applicable Profit Percentage (for periods prior to any termination hereof) and Pre-Tax Profit for such period and the amount, if any, payable to AOL with respect to such period, showing the manner in which it was determined and certified as correct by the Chief Financial Officer of TS. Such statement shall be accompanied by a payment of any such amount. This Section V.B.3 shall survive the termination or expiration of this Agreement.

                  4. TS shall keep for two (2) years from the date of each payment to AOL pursuant to Section V.B.1 complete and accurate records in sufficient detail to allow AOL to determine if TS has computed Gross Revenues, Actual Services Costs and Pre-Tax Profit accurately. AOL shall have the right for a period of two (2) years after receiving any report or statement with respect to payment due to inspect such records. TS shall make such records available for inspection during regular business hours at its principal place of business, upon reasonable notice from AOL. Such inspection right shall not be exercised more than once in any calendar year and shall not be exercised more than once with respect to any particular records furnished by TS to AOL. AOL agrees to hold in strict confidence all information learned in the course of any such inspection, except to the extent necessary for AOL to reveal such information in order to enforce its rights under this Agreement or if disclosure is required by law. AOL shall pay for such inspections, except that in the event there is any upward adjustment in payments owed for any quarter shown by such inspection of more than two percent (2%) of the amount paid, TS shall pay the reasonable costs of such inspection. If AOL and TS are unable to agree on the amount owed, then the dispute shall be resolved by arbitration pursuant to
Section  XI.D  hereof.  Payments  not made  within the time  period set forth in
Section V.B.3 hereof shall bear interest at a rate of one percent (1%) per month or the highest rate permitted by law, whichever is lower, from the due date until paid in full. This Section V.B.4 shall survive the termination or expiration of this Agreement.

                  5. It is understood and agreed that the foregoing payment terms and conditions in this Section V.B. are in respect of the provision of Long Distance Telecommunications Services only and that the parties are to mutually agree as to payment terms and conditions in respect of the provision of Services of any other nature at the time such other Services are to be offered hereunder.


                                   ARTICLE VI

                  WARRANTS; WARRANT HOLDER AND STOCKHOLDERS AGREEMENT

         A. Warrants. On the date hereof and to induce AOL to enter into the ongoing business relationship represented by this Agreement and as partial consideration therefor, Holdings is entering into two Warrant Agreements, each dated as of the date hereof (collectively, the "Warrants"), one giving AOL the right to acquire 5,000,000 shares of Holdings Common Stock (the "Holdings Common Stock") on the terms and subject to the conditions thereof, and the other (the "Supplemental Warrant") giving AOL the right to acquire up to 7,000,000 shares of Holdings Common Stock on the terms and subject to the conditions thereof.

         B. Warrantholder and Stockholders Agreement. On the date hereof, AOL, TS and Holdings are entering into the Warrantholder and Stockholders
Agreement, dated as of the date hereof (the "Warrantholders and Stockholders Agreement").


                                   ARTICLE VII

                          EXCLUSIVITY; NON-COMPETITION

         A.       Exclusive Arrangement.

                  1. Except as specifically provided in this Section VII.A., during the Term, TS shall be the exclusive provider of Long Distance Telecommunications Services, Local Telecommunications Services and Commercial Mobile Radio Services marketed by AOL (or its affiliates) on the AOL Service to the AOL Service subscribers; * * * .

                  2. At such time, if any, that TS elects to offer Local Telecommunications Services and/or Commercial Mobile Radio Services during the Term, AOL (or its affiliates) shall utilize TS as the provider of such Services marketed as provided herein by AOL (or its affiliates) on the AOL Service to the AOL Service subscibers unless (a) the TS offering of any such Services to End Users is not competitive (as to End Users) with other generally available offerings of such Services to End Users by other providers or (b) the inclusion of such offering in the Services would, in and of itself, be materially detrimental to AOL's business. In the event of any such offering of new Services, TS and AOL shall negotiate in good faith an amendment to this

Agreement describing the rollout, the marketing and the performance lists applicable to such offering and setting forth the economic arrangements between the parties in respect of such offering, which economic arrangements will generally reflect, in respect of such new offering, the economic arrangements, in terms of services to be provided by AOL and payments to be made by TS, in respect of Long Distance Telecommunications Services provided herein (without, in any event, giving any effect to the Initial Payment or the Warrants). If the parties are unable to reach agreement on the terms of such amendment, the amendment terms will be submitted for resolution pursuant to Section XI.D. hereof and the resolution pursuant thereto shall be, in all respects, binding on the parties.

                  3. Notwithstanding anything in Section VII.A.1 or VII.A.2 to the contrary, if, prior to the date, if any, that TS becomes the provider of Local Telecommunications Services or Commercial Mobile Radio Services, as the case may be, under this Agreement, * * * . Notwithstanding the foregoing, (a) AOL shall not, on or before December 31, 1997, accept any other Offer from, or contract with, any party for provision of local telecommunications services or commercial mobile radio services, and (b) AOL shall not provide online call detail for any Restricted Service as to which TS is then the exclusive provider hereunder as part of the AOL Service. * * * .

                  4. Nothing contained in this Agreement shall prohibit or restrict AOL in any manner from selling online advertising to telecommunications service providers other than TS * * * .

                  5. Except as otherwise specifically provided herein, during and after the Term, AOL shall have the exclusive right to target market products and services, including the Services, to subscribers to the AOL Service and to End Users and TS shall not, directly or indirectly (through subsidiaries, affiliates or otherwise), knowingly target market subscribers to the AOL Service or the End Users. Notwithstanding the foregoing, TS may, directly or indirectly through a third party on its behalf, telemarket the Services to AOL Service subscribers during periods proximate to the deployment of Pop-Up Ads, so long as
(i) the costs of all such telemarketing are borne solely by TS and excluded from Actual Services Costs; (ii) any subscriber identity information necessary to perform such telemarketing information is passed through a third party or otherwise handled in a manner that is designed to prevent disclosure of such information to TS (other than by virtue of TS's contact with any such subscribers when and after such subscriber is called); and (iii) AOL shall have approved in advance all procedures, scripts and other materials used in such telemarketing, such approval not to be unreasonably withheld; and provided that AOL shall be entitled to limit the amount, frequency and duration of such telemarketing efforts in the event AOL determines, in its reasonable discretion, that such telemarketing efforts are resulting in significant subscriber complaints or otherwise disrupting AOL's relations with its subscribers.

                  6. Prior to the first anniversary of the date of this Agreement, without regard to whether or not this Agreement has terminated prior to such first anniversary, TS shall not, directly or indirectly (through affiliates or otherwise), contract with any AOL competitor (including online services, ISPs, or online content aggregators), for the marketing or provision online to their customers of the long distance, local or commercial mobile radio services then provided by TS or provide any such entity the ability to do online billing of such services. After such first anniversary date and during the Term, TS may only so contract subject to payment by TS to AOL of a mutually acceptable override. Anything to the contrary notwithstanding, TS may market and provision for its own account any telecommunications services over the Internet, including the World Wide Web, including, without limitation, the provision of online billing for such services.

                  7. During the Term, neither TS nor AOL shall sell or otherwise transfer any list that specifically identifies End Users as such. AOL shall not sell or otherwise transfer any list of subscribers to the AOL Service to any provider of a telecommunications service in the nature of a Restricted Service as to which TS is then eligible to be the exclusive provider hereunder for the purpose of, or with the reasonable expectation of, facilitating target marketing by any party. TS shall not sell or otherwise transfer any list of customers of TS's telecommunications services to any provider of an online service in the nature of the AOL Service for the purpose of, or with the reasonable expectation of, facilitating target marketing by any party.

                  8. The exclusive arrangement set forth in Section VII.A.1 hereof does not include paging service offered in conjunction with another Commercial Mobile Radio Service, conference calling service, information services (as defined in the Communications Act of 1934, as amended), private line service, the communications components of Internet Telephony as identified in the definition of "Services" above, Commercial Mobile Radio Services used exclusively for data services or for data services with ancillary voice usage, in either case using a modem or CODEC and, subject to payment by AOL to TS of a mutually acceptable override intended to compensate for diverted traffic and revenues (if TS offers prepaid calling cards, which it does as of the date hereof), prepaid calling cards.

                  9. AOL may elect to eliminate its exclusivity obligations and/or cease its marketing obligations under this Agreement with respect to (a) Long Distance Telecommunications Services; (b) Local Telecommunication Services; or (c) Commercial Mobile Radio Services if TS's overall pricing for such category of services exceeds overall prices for such services which are generally available from major carriers so as to be non-competitive with those carriers' offerings. If an arbitration concludes, or the parties agree, that TS's overall pricing for such category of Services exceeds overall prices for such services which are generally available from major carriers so as to be non-competitive with those carriers' offerings, and AOL then separately markets such services without TS, AOL may sell Pop-Up Ads for those services.

         B.       Confidentiality.

                  1.  Each  party  hereto  shall  treat,  and  shall  cause  its respective directors, officers, employees, agents, representatives and consultants to treat, as the other party's confidential property and not use or disclose to others or permit its directors, officers, employees, agents, representatives and consultants to use or disclose to others, without the prior written consent of such other party, any non-publicly available information or data of such other party (including, but not limited to, the identity of End Users or subscribers to the AOL Service from time to time hereunder or any information with respect thereto or any technical information or data provided by such other party) that may have heretofore or hereafter been provided or disclosed by such other party in connection with this Agreement, any negotiations pertaining thereto or to any of the transactions contemplated hereby.

                  2. The foregoing Section VII.B.1 shall not prevent any party hereto from using or disclosing to others information: (i) which such party can show has become part of the public domain other than by acts or omissions of such party, its directors, officers, employees, agents, representatives and consultants; (ii) which has been furnished to such party by third parties as a matter of right, without restriction on disclosure or use known to such party;
(iii) which was lawfully in such party's possession prior to the time AOL and TS first entered into discussions relating to the subject matter of this Agreement and that was not acquired by such party, its directors, officers, employees, agents, representatives and consultants directly or indirectly from the other party, its employees or agents; (iv) which a party can prove was developed by it independently of any information received from such other party, its directors, officers, employees, agents, representatives and consultants, either directly or indirectly; (v) that such party is required to disclose by applicable law or regulation, in which case the party so required to disclose shall give the other party prompt notice of such requirement in all cases with sufficient time for such other party to seek a protective order or other limit on disclosure (unless the party subject to the disclosure requirement would suffer penalties or sanctions for failure to immediately disclose such information). It is further understood and agreed that specific information shall not be deemed available to the public or in any party's prior possession merely because it is embraced by more general information available to the public or in such party's prior possession; or (vi) as necessary for the enforcement of this Agreement. In addition, (1) either party may disclose the terms of this Agreement to the extent it deems such disclosure reasonably necessary under applicable federal and state securities laws, regulations and policies in connection with its (or Holdings') status as a public company and with transactions involving the offering of its (or Holdings') securities and (2) either party may disclose the terms of this Agreement to third parties as necessary in connection with other financing or merger and acquisition activities, provided that, in the case of clauses (1) and (2) above it seeks to protect the confidentiality of such confidential information in the same manner and to the same degree as its own confidential information, to the full extent that such confidential treatment is consistent with the purpose of the disclosure. If either party becomes aware of any motion or other regulatory or court proceeding that might require it to disclose any of the terms of this Agreement, that party will give immediate written notice of such motion or proceeding to the other and both parties shall act cooperatively to retain the confidentiality of the terms hereof. For purposes of this paragraph, "third party", does not include a person (other than a direct competitor of AOL or TS or their respective affiliates) retained by either party to provide advice, consultation, analysis, legal counsel or any other services in connection with this Agreement, if such person agrees to be bound by the confidentiality obligations of this Agreement.

                  3. In the event that this Agreement is terminated, any and all notes, memoranda, records, drawings, tracings, specifications, sketches, reports or other documents, including, without implied limitation, all copies, excerpts or reproductions thereof, furnished or made available by TS to AOL, or AOL to TS, as the case may be, their respective directors, officers, employees, agents, representatives and consultants or developed thereby (except, in any case, for information necessary to complete the performance of such party's obligations under this Agreement and, in the case of TS, for any information relating to any End User hereunder with respect to the Services, and, in the case of AOL, any information relating to any subscriber to the AOL Service with respect to the AOL Service) shall be promptly destroyed by such party at such other party's request and such party shall advise such other party in writing that such destruction has been completed. This Section shall survive any termination of this Agreement.

         C.       Public Announcement.

                  1. No press release, public announcement, confirmation or other information regarding this Agreement or the Warrants or the contents hereof or thereof shall be made by any party without the prior written consent of the other party, which consent shall not be unreasonably withheld. It is agreed and understood that the parties shall work together to prepare any such press release or public announcement. The foregoing notwithstanding, if a party is required pursuant to applicable securities laws to make such a public announcement or press release, such party shall be permitted to do so provided that such party has furnished the other party with the text of such public announcement or press release sufficiently in advance of such public announcement or press release as to afford the receiving party a reasonable opportunity to review such public announcement or press release and such party, to the extent consistent with its legal disclosure obligations, modifies such public announcement or press release as reasonably requested by the other party.


                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

         A. AOL Representations and Warranties. AOL hereby represents and warrants to TS as follows:

                  1. Due Organization; Etc. AOL (a) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization; (b) is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or lease of property or its conduct of business requires it so to be qualified or licensed; (c) has all licenses, authorizations, consents, orders, approvals and qualifications necessary to conduct its business; and (d) has the corporate power and authority to own its properties and assets and to carry on its business as now conducted.

                  2. Authorization. The execution, delivery and performance by AOL of this Agreement are within its corporate powers and have been duly authorized by all necessary corporate action.

                  3. No Conflict. The execution, delivery and performance by AOL of this Agreement (i) do not contravene any provision of its charter or by-laws; and (ii) do not violate or conflict with any law, regulation or contractual restriction to which it is subject or result in a violation of or conflict with any other agreement to which it is a party or by which it is bound.

                  4.  Enforceability.  This  Agreement  is the legal,  valid and binding obligation of AOL, enforceable against AOL in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other laws affecting creditors' rights generally or by the availability of equitable remedies.

                  5. Acquisition for Investment. AOL is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act. AOL is acquiring the Warrants and the Holdings Common Stock issuable upon exercise thereof for its own account for investment and not for the account of others or with a view to the distribution or resale of such Warrants or Holdings Common Stock. AOL has such knowledge and experience in financial and business matters generally that AOL is capable of evaluating the merits and risks of an investment in the Warrants and Holdings Common Stock. AOL is aware that neither the Warrants nor the Holdings Common Stock issuable upon exercise thereof may be sold or otherwise transferred absent registration under the Securities Act or an exemption therefrom. AOL acknowledges that it has received from Holdings all financial and other information regarding its investment in the Warrants and the Holdings Common Stock issuable upon exercise thereof that it has requested and has been afforded the opportunity to discuss such investment with Holdings. The only representations and warranties that have been made with respect to Holdings, its subsidiaries, including TS, or their respective businesses and assets or otherwise in connection with the transactions herein contemplated are those contained in this Agreement and in the Warrants.

         B. TS Representations and Warranties. TS hereby represents and warrants to AOL as follows:

                  1. Due Organization; Etc. TS (a) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization; (b) is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or lease of property or its conduct of business requires it so to be qualified or licensed; (c) has all licenses, authorizations, consents, orders, approvals and qualifications necessary to conduct its business; and (d) has the corporate power and authority to own its properties and assets and to carry on its business as now conducted.

                  2. Authorization. The execution, delivery and performance by TS of this Agreement are within its corporate powers and have been duly authorized by all necessary corporate action.

                  3. No Conflict. The execution, delivery and performance by TS of this Agreement (i) do not contravene any provision of its charter or by-laws; and (ii) do not violate or conflict with any law, regulation or contractual restriction to which it is subject or result in a violation of or conflict with any other agreement to which it is a party or by which it is bound.

                  4. Enforceability. This Agreement is the legal, valid and binding obligation of TS, enforceable against TS in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other laws affecting creditors' rights generally or by the availability of equitable remedies.

                  5. AOL Representations. The only representations and warranties that have been made with respect to AOL, its subsidiaries or their respective businesses and assets or otherwise in connection with the transactions herein contemplated are those contained in this Agreement.


                                   ARTICLE IX

                               THE EFFECTIVE DATE

         A.       The Effective Date

                  1. Between the date hereof and 5:00 p.m., EST, on Thursday, February 27, 1997, AOL may, in its sole discretion, consider whether it is satisfied that the references to AT&T set forth in Section IV.E.1 * * * and do such investigation as it may deem necessary. This Agreement and the obligations of the parties shall become effective for all purposes at 5:00 p.m., EST, on February 27, 1997 if, on or before such time on such date, AOL shall not have given written notice to TS that it had elected not to proceed with this Agreement, accompanied by the return of the full amount of the Initial Payment to TS and of the Warrants to Holdings and (ii) TS has provided to AOL a legal opinion reasonably acceptable to AOL with respect to the valid issuance and due authorization of the Warrants and (iii) the check representing the Initial Payment delivered to AOL on the date hereof shall have cleared so long as it was deposited in a bank on Monday, February 24, 1997. Such time on such date that this Agreement so becomes effective, or such earlier time as the parties shall agree in writing that this Agreement shall be effective, is called the "Effective Date."

                  2. If AOL shall elect, as provided above, not to proceed and shall, on or before 5:00 p.m., EST, on February 27, 1997, have returned the full amount of the Initial Payment to TS and the Warrants to Holdings, this Agreement and the Warrants shall be void and of no further force and effect, without any further obligation on the part of any party hereto.

         B.       Announcement.

                  Immediately following the Effective Date, if it shall occur, TS and AOL shall publicly announce the entering into the relationship contemplated by this Agreement, subject to the parties' mutual agreements on the content of such announcement and the procedures for the same pursuant to Section VII.C.

                                    ARTICLE X

                              TERM AND TERMINATION

         A.       Term of Agreement.

                  1. The term of this Agreement shall be for the Term; provided that, notwithstanding anything set forth in this Agreement to the contrary, so long as any End User shall be using any Service, each of TS and AOL shall continue to perform its obligations under Article IV and Section III.D.1, respectively, with respect to End Users post such Term as well as any other obligations that survive termination or expiration of this Agreement pursuant to
Section XI.K.

         B.       Extension of the Term.

                  1.  If  this  Agreement   shall  not   previously   have  been
terminated, AOL shall have the right, by irrevocable written notice to TS at least ninety (90) days prior to the end of the initial Term or the end of any extension thereof pursuant to the provisions of this Section, to extend the term of this Agreement for successive four-calendar-quarter periods (each, an "Extension Period"), on the same terms and conditions herein provided, except that, against each Quarterly Payment Amount to be paid to AOL for any calendar quarter in any Extension Period after the second Extension Period, there shall be credited to TS, as of the last day of such quarter, a portion of the Initial Payment equal to the lesser of (a) * * * of the amount that, but for this provision, was to be paid to AOL in respect of such quarter pursuant to Section V.B.1(a) hereof and (b) the then remaining portion of the Initial Payment that shall not theretofore have been credited to TS pursuant to either Section V.B.1.(b) hereof or this provision, and such amount so credited shall, for all purposes, be deemed to have been paid by TS to AOL and to have satisfied TS's obligation to AOL in such amount. Each such notice shall be binding on AOL and TS for all purposes hereof.

                  2. In connection with each of the first two Extension Periods, if any, elected by AOL, and in consideration thereof and to induce AOL so to extend, Holdings shall deliver to AOL, on or before the first day of the applicable Extension Period, a warrant (each, an "Additional Warrant" and the Additional Warrant that is issued with respect to the first Extension Period, the "First Additional Warrant" and the Additional Warrant that is issued with respect to the second Extension Period, the "Second Additional Warrant") to purchase up to 1,000,000 shares (as such number would have been adjusted after the date hereof pursuant to the terms of the Supplemental Warrant, the "Additional Warrant Number") of Holdings Common Stock, at an exercise price equal to the average of the closing prices of such Common Stock for the ten (10) consecutive business days before the issuance of such Additional Warrant, and substantially in the form of the Supplemental Warrant, except that (a) the "Vesting Multiplier" thereunder shall be 1 (as such number would have been adjusted after the date hereof pursuant to the terms of the Supplemental Warrant), (b) the "Termination Date" shall be the fifth anniversary of the issuance date of such Additional Warrant and (c) the "Warrant Shares" thereunder shall mean at any time such number of shares of Common Stock as shall have vested as of such time as follows:

                           (i) such  number of  shares of Common  Stock as shall
                  equal the product of the "Vesting Multiplier" times the amount by which (x) the number (the "First Quarter Number") of End Users for whom TS is providing Services as of the last day of the first full calendar quarter of such Extension Period (the "First Vesting Date") exceeds (y) the number of End Users (the "Starting Number") for whom TS was providing services as of the last day of the calendar quarter next preceding such Extension Period, shall vest and shall be Warrant Shares thereunder as of such First Vesting Date; and

                           (ii) such  number of shares of Common  Stock as shall
                  equal the product of the "Vesting Multiplier" times the amount by which (x) the number of End Users (each, a "Subsequent Quarter Number") for whom TS is providing Services as of the last day of each full calendar quarter (each, a "Subsequent Vesting Date") after the First Vesting Date and on or before the last day of the full calendar quarter in which this Agreement is terminated, exceeds (y) the greatest of the Starting Number, the First Quarter Number and any prior Subsequent Quarter Number, shall vest and shall be Warrant Shares thereunder as of such Subsequent Vesting Date;

provided that in no event will the aggregate number of Warrant Shares exceed the Additional Warrant Number, subject to further adjustment as provided in Paragraph 6 of such Additional Warrant and to successive reduction upon any exercise of such Additional Warrant as provided in such Additional Warrant and provided, further, that no Warrant Shares under the Second Additional Warrant shall vest until all Warrant Shares have vested under the First Additional Warrant (and no Warrant Shares shall vest under any Additional Warrant on account of any End User that was the basis of any Warrant Share vesting under the other Additional Warrant).

         C.       Termination of Agreement.

                  1.       This Agreement may be terminated as follows:

                           a.     TS and AOL may terminate this Agreement at any
time by mutual written consent.

                           b.      Either TS or AOL may terminate this Agreement
at any time upon 30 days prior written notice to the other upon a material breach by the other in the performance of its agreements and obligations hereunder and such other party's failure to cure such breach within 30 days after written notice thereof, provided that the party giving notice pursuant to this clause (b) is not in such breach of this Agreement as would permit the other party to give a notice pursuant to this clause (b).

                           c.      Either AOL or TS may terminate this Agreement
by thirty (30) days prior written notice to the other in the event of an acquisition of the other party, or all or substantially all of the assets of such other party, through merger, asset acquisition, stock acquisition or otherwise, by a competitor of the party giving such notice * * * .

                           d.      If, at any  time during the Term, AT&T ceases
to provide long distance telecommunications services to TS, TS shall promptly inform AOL in writing and AOL may, upon thirty (30) days written notice to TS given within fourteen (14) days after AOL receives notice of such AT&T termination from TS, plus payment by AOL to TS of an amount equal to the aggregate of all amounts theretofore paid to AOL by TS pursuant to Section V.B. hereof, if any (i.e., not including the Initial Payment), terminate this Agreement; provided, however, that AOL shall have no obligation to make the foregoing payment if TS shall not have contracted for viable substitute services to replace those formerly provided by AT&T.

                           e.       If, as the result, direct or indirect, of an
event described in Section XII.O, which event is either incurable or has continued for at least 60 days, the performance of this Agreement substantially as contemplated hereby is rendered impracticable, either AOL or TS may terminate this Agreement by 30 days prior written notice to the other.

         D.       Effects of Termination.

                  1. Except as otherwise provided below, upon termination or expiration of this Agreement, neither party shall have any further liability or obligation to the other, other than for amounts accrued but unpaid as of the date of expiration on termination, liabilities for any damages to which a party may be entitled in connection with a termination pursuant to Section X.C.1(b), obligations contemplated to be performed or observed subsequent to any termination or expiration of this

 Agreement and obligations that are specifically described herein as surviving termination of this Agreement.

                  2. Upon the expiration or any termination of this Agreement after the first day of the Test Launch Period, and provided that AOL elects to continue to provide to TS online billing services of the types described in
Section III.D. hereof, TS shall pay to AOL, for each subsequent calendar quarter, in arrears at the time and in accordance with the procedures set forth in Section V.B.3 hereof, an amount equal to * * * of the Pre-Tax Profit for such quarter derived by TS, or any successor to TS, or any third party to which TS may assign customers who were End Users as of the date of expiration or termination of this Agreement, from telecommunication services in the nature of the Services provided to customers who were End Users as of the date of expiration or termination of this Agreement. Such election shall be made not less than 30 days prior to expiration or 10 days prior to the effective date of termination, as the case may be, by written notice to TS. Against the amount of each payment to be made to AOL by TS pursuant to this Section for any calendar quarter, there shall be credited to TS, as of the last day of such quarter, in accordance with the terms of this Agreement, an amount equal to the lesser of
(a) * * * of the amount that, but for this provision, was to be paid to AOL in respect of such quarter pursuant to this Section X.D.2 and (b) the amount of (i) the sum of * * * , plus the aggregate of all * * * , plus * * * , minus (ii) the sum of the aggregate amount of * * * , plus any amount theretofore paid by AOL to TS pursuant to * * * .

                  3. If this Agreement shall have been terminated by TS pursuant to Section X.C.1(b) hereof by reason of a material breach by AOL or by AOL pursuant to Section X.C.1(c) hereof or by either party pursuant to Section X.C.1(e) hereof, AOL shall, within 10 days after such termination, pay to TS in immediately available funds, the amount, if any, equal to the Unamortized Amount at the time of such termination.

                  4. If this Agreement terminates (other than by AOL pursuant to Section X.C.1(b)) or expires, in each case, on or after June 30, 2000, and * * * , then:

                           a. AOL shall not * * * and TS shall not * * *, but AOL and TS may * * * ;

                           b.       AOL shall not * * * ; and

                           c. If, during the two (2)-year period after the date of termination or expiration, * * * , TS experiences End User attrition greater than it would have experienced had AOL * * * , then AOL shall make TS whole with respect to * * * .

Other than the restrictions set forth above in this Section X.D.4, AOL shall be entitled * * * .

                  5. If at any time subsequent to the expiration or termination of this Agreement, TS shall make or receive any offer to transfer or assign, directly or indirectly, all or any portion of its rights to provide Services to End Users, which shall in any event include assumption by the offeror of TS's responsibilities to End Users and obligations to AOL hereunder, TS shall give AOL written notice of such offer, stating the name of the third party and describing the offer's material terms. If AOL shall not, within thirty (30) days after receiving such notice, offer to acquire such rights on terms and conditions substantially similar to those offered by or to such third party (it being understood that if the offer to or from the third party includes securities of such third party, AOL shall have no obligation to provide such securities as part of its offer but shall be required to provide equivalent value), TS shall be free to transfer or assign such rights to such third party, provided that any such transaction is completed within a period of ninety (90) days after expiration of the foregoing thirty (30) day period. Otherwise, AOL shall have the right, exercisable for thirty (30) days, to acquire such rights upon the terms set forth in AOL's offer.

                  6.  Termination   without  Cause.   Notwithstanding   anything
provided in this Section X.D.6 or otherwise in this Agreement, neither TS nor AOL has the right to terminate this Agreement without cause.

                           a. If AOL should nonetheless terminate this Agreement without cause, TS may elect as its sole remedy, in lieu of its other remedies in law and equity, to be awarded liquidated compensatory damages in an amount of $ * * * less amounts previously credited to AOL pursuant to Section V.B.1(b). The parties have agreed to this liquidated damage clause because of the difficulty of ascertaining with accuracy, in advance, the amount of damages that TS would suffer if AOL were to terminate this contract without cause. The parties further agree that (i) these liquidated damage payments are wholly compensatory in nature and constitute a reasonable approximation of the damages TS would actually suffer in the event of a termination by AOL, and (ii) as a result of a termination by AOL, TS would lose funds that it had invested in its arrangement with AOL and these liquidated damages would provide the funds necessary for TS to establish and finance a comparable arrangement with another online service if it elects to do so.

                           b. If TS should nonetheless terminate this Agreement without cause, AOL, as a remedy in addition to those it already possesses in equity and in law, shall be able to require TS to provide 180 days of Service under this Agreement from the date of termination or notice of termination, whichever is earlier. The purpose of this 180-day period is to provide AOL with the time necessary reasonably to transfer End Users to other comparable telecommunications carrier(s) with a minimum of disruption.

                           c. For purposes of this Section X.D.6 only, the parties further agree that a termination made by either party with a good faith belief that such party has a right to terminate pursuant to a provision of this Agreement (a "Permitted Termination"), which is ultimately determined not to have been effected pursuant to a provision of this Agreement, will not constitute a termination without cause for purposes of this Section. A termination without cause shall be any termination other than a Permitted Termination.


                                   ARTICLE XI

                                    REMEDIES

         A.       Indemnification.

                  1. Subject to the terms and conditions of this Article XI, AOL hereby indemnifies and agrees to defend and hold harmless TS from and against all losses, costs, damages and expenses, including, without limitation, reasonable attorneys' fees (collectively "Damages"), incurred by TS resulting from or relating to (i) a breach of any representation or warranty of AOL contained in this Agreement, (ii) the non-performance of any obligation to be performed by AOL under this Agreement or (iii) any claim that the AOL Marks that are authorized by this Agreement infringe the intellectual property rights of any third party.

                  2. Subject to the terms and conditions of this Article XI, TS hereby indemnifies and agrees to defend and hold harmless AOL from and against all Damages incurred by AOL resulting from or relating to (i) a breach of any representation or warranty of TS contained in this Agreement, (ii) the non-performance of any covenant or obligation to be performed by TS under this Agreement or (iii) any claim that any TS trademarks, service marks, trade names or logos displayed in connection with the marketing of the Services infringe the intellectual property rights of any third party.

         B.       Conditions of Indemnification.

                  1. The party seeking indemnification under this Agreement (the "Indemnified Party") shall promptly notify the party expected to provide indemnification under this Agreement (the "Indemnifying Party") of the facts and circumstances upon which the Indemnified Party intends to base a claim for indemnification hereunder ("Notice of Claim"). Notice shall in all events be considered prompt if given (a) no later than thirty (30) days after the Indemnified Party learns of such facts and circumstances, or (b) if later, in sufficient time to allow the Indemnifying Party to exercise its rights pursuant to this subpart 3 without any material impairment of, or prejudice to, the Indemnifying Party in the exercise of such rights.

         C.       Defense of Third-Party Claims.

                  1. Subject to subsection (b) below, if Damages arise out of a third party claim seeking recovery of money damages (a "Money Claim"), the Indemnifying Party shall have the right and obligation, at its expense, to assume sole control of the defense of such Money Claim with counsel reasonably acceptable to the Indemnified Party. Notwithstanding the foregoing, the Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (x) the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action at the expense of the Indemnifying Party, or (y) the Indemnifying Party shall not have employed counsel to have charge of the defense of such action within a reasonable time after the Notice of Claim is given, or having assumed such defense, fails to pursue it within reasonable time, or (z) the named parties to such claim include both the Indemnified and the Indemnifying Parties and the Indemnified Party shall have been advised by counsel that counsel employed by the Indemnifying Party would, under applicable professional standards, have a conflict in representing both the Indemnifying Party and the Indemnified Party, in any of which events such fees and expenses of one additional counsel for the Indemnified Party shall be borne by the Indemnifying Party. The Indemnified Party shall have the right to settle or compromise any Money Claim and recover the amount paid in such settlement from the Indemnifying Party without the consent of the Indemnifying Party if the Indemnified Party has given written notice thereof to the Indemnifying Party and the Indemnifying Party has failed to assume the defense of the Money Claim or, having assumed the defense, has failed to pursue it diligently within a reasonable length of time. The Indemnifying Party shall have the right to settle or compromise any Money Claim against the Indemnified Party without the consent of the Indemnified Party provided that the terms of such settlement or compromise provide for the unconditional release of the Indemnified Party and require the payment of money damages only by the Indemnifying Party.

                  2. If Damages arise out of a third party claim seeking equitable relief alone or in addition to monetary damages and, if such equitable relief, standing alone, if obtained, would materially and adversely affect the business, operations, assets or financial condition of the Indemnified Party (an "Equitable Claim"), the Indemnified Party shall be entitled to defend such Equitable Claim with counsel reasonably acceptable to the

Indemnifying Party in a reasonable manner under the circumstances and at the reasonable expense of the Indemnifying Party. The Indemnifying Party shall be provided by counsel to the Indemnified Party with regular information regarding the costs of such defense. The Indemnifying Party shall be entitled to participate at its own expense in the defense of any such Equitable Claim. The Indemnified Party shall make no settlement, compromise, admission, or acknowledgment which would give rise to liability on the part of the Indemnifying Party without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld or delayed.

                  3. The parties shall extend reasonable cooperation to one another in connection with the defense of any third-party claim pursuant to this
Article XI and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials, and appeals as may be reasonably requested.

                  4.   Notwithstanding   anything  else  in  this  Agreement  or
elsewhere contained, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EXCEPT FOR LIABILITY AMONG THE PARTIES HERETO ARISING UNDER SECTIONS IIIE, IIIF, VIIB AND VIIC HEREOF, NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING, WITHOUT LIMITATION, LOSS OF GOODWILL OR LOSS OF PROFITS, ARISING IN ANY MANNER FROM THIS AGREEMENT OR THE PERFORMANCE OR NONPERFORMANCE OF ITS OBLIGATIONS HEREUNDER.

         D.       Arbitration.

                  1. If the parties are unable to resolve any dispute, controversy or claim arising under this Agreement (excluding, any disputes relating to intellectual property rights or confidentiality) (each a "Dispute"), such Dispute will be submitted to senior executive officers of each of the parties for resolution. If such officers are unable to resolve the Dispute within ten (10) days after submission to them, the dispute shall be solely and finally settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") then obtaining; provided that the Federal Rules of Evidence shall apply in toto to any such Dispute and, subject to the arbitrators' limiting the time for and scope of discovery to comply with the time limit set forth in Section XI.D.4, the Federal Rules of Civil Procedure shall apply with respect to discovery.

                  2. The arbitration panel shall be composed of three arbitrators, one of whom shall be chosen by AOL, one by TS and the third by the two so chosen. If both or either of AOL or TS fails to choose an arbitrator or arbitrators within seven (7) days after receiving notice of commencement of arbitration or if the two arbitrators fail to choose a third arbitrator within seven (7) days after their appointment, the then director of the office of the American Arbitration Association in the District of Columbia shall, upon the request of both or either of the parties to the arbitration, appoint the arbitrator or arbitrators required to complete the board.

                  3. Unless the parties to the arbitration shall otherwise agree to a place of arbitration, the place of arbitration shall be in the District of Columbia.

                  4. The arbitration panel shall commence proceedings no later than sixty (60) days after the appointment of the third arbitrator. All discovery shall be completed prior to commencement of proceedings. Such proceedings shall be conducted for no less than three (3) full days per week until completed.

                  5. The arbitration panel is empowered to render the following awards in accordance with the terms and conditions of this Agreement: (i) enjoining a party from performing any act prohibited, or compelling a party to perform any act required, by the terms of this Agreement and any order entered pursuant to this Agreement or deemed necessary by the arbitration panel to resolve disputes arising under or relating to this Agreement or any order; (ii) where, and only where, violations of this Agreement have been found, shortening or lengthening any period established by this Agreement or any order; (iii) monetary awards and (iv) ordering such other legal or equitable relief, including any provisional legal or equitable relief, or specifying such procedures as the arbitrators deem appropriate, to resolve any Dispute submitted to it for arbitration. The arbitration panel shall not be empowered to award consequential or punitive damages and shall not be empowered to award specific performance in the event that such performance would have a materially detrimental effect on aspects of the party's business that are not directly related hereto.

                  6. When resolving a Dispute arising under Article II hereof and resulting from the failure of the parties to mutually agree on a guideline to be included on the Performance List of one of the parties, each party shall submit to the arbitrators a form of the particular guideline proposed by such party. The arbitrators' decision in any such instance shall be limited to designating one of the proposals as being the most consistent with generally accepted industry practice in the context of comparable business arrangements. The proposed guideline so designated by the arbitrators shall be included in the Performance List of the appropriate party.

                  7. The  arbitrators  shall render their decision within thirty
(30) days after submission of all evidence and the conclusion of all testimony. The decision of the arbitrators shall be by majority vote and, at the request of either party, the arbitration panel shall issue to both parties a written explanation of the reasons for the award and a full statement of the facts as found and the rules of law applied in reaching its decision.

                  8. Any monetary awards shall be made and shall be payable in U.S. dollars free of any tax or any other deduction (except as may be required by law). Monetary awards shall include interest from the date of breach or other violation of this Agreement to the date when the award is paid in full. The interest rate or rates applied during such period shall be the lower of 12% per annum or the maximum rate permitted by applicable law (the "Interest Rate").

                  9. The award of the arbitration panel will be the sole and exclusive remedy between the parties regarding any and all claims and counterclaims with respect to the subject matter of the arbitrated dispute. An award rendered in connection with an arbitration shall be final and binding upon the parties, and any judgment upon such an award may be entered and enforced in any court of competent jurisdiction. The parties hereby waive all jurisdictional defenses in connection with any arbitration hereunder or the enforcement of an order or award rendered pursuant thereto (assuming that the terms and conditions of this arbitration clause have been complied with), defenses based on the general invalidity of this Agreement or this arbitration clause. With respect to any order issued by the arbitration panel pursuant to this Agreement, the parties expressly agree and consent (i) to the bringing of an action by one party against the other in the federal courts of the forum state agreed to above to enforce and confirm such order; and (ii) that any federal court sitting in such state may enter judgment and enforce such order, whether pursuant to the U.S. Arbitration Act or otherwise.

                  10. Neither party shall be excused from performing its obligations hereunder during the pendency of such arbitration.

         E. Reservation of Remedies. Except where otherwise expressly specified, the rights and remedies granted to a party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the party may possess at law or in equity.

         F. Survival. This Article XI shall survive termination of this Agreement.


                                   ARTICLE XII

                                     GENERAL

         A. Regulatory Filings. Each of TS and AOL will cooperate to the extent reasonably practicable in the preparation and filing of any other regulatory filings necessary or advisable to permit the proposed transactions and the provision of the Services hereunder, including, without limitation, the provision of any information as may reasonably be necessary therefor.

         B. Notices. All notices and other communications hereunder shall be given by telephone and immediately confirmed in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  1.       if to TS or Holdings:

                           Tel-Save Holdings, Inc.
                           Law Department
                           6805 Route 202
                           New Hope, Pennsylvania 18938
                           Attention: General Counsel

                           Telephone Number: (215) 862-1500
                           Facsimile Number: (215) 862-1515

                  2.       if to AOL:

                           America Online Inc.
                           22000 AOL Way
                           Dulles, Virginia 20166-9323
                           Attention: General Counsel
                           Telephone Number: (703) 265-2739
                           Facsimile Number: (703) 265-2208

                           with a copy to:

                           Head of Business Affairs
                           AOL Networks
                           22000 AOL Way
                           Dulles, Virginia 20166-9323
                           Telephone Number:  (703) 265-2365
                           Facsimile Number:  (703) 265-1206

         C. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections, Articles and Schedules refer to sections, articles and exhibits of this Agreement unless otherwise stated.

         D. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Agreement to preserve, to the fullest extent legally permitted, each party's anticipated benefits and obligations under this Agreement. If the parties are unable to so agree, the matter shall be resolved pursuant to Article XI.D hereof.

         E. Entire Agreement. This Agreement, together with the other agreements referred to herein and the schedules attached hereto, constitutes the entire agreement, and supersedes all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

         F. Assignments. This Agreement (i) is not intended to confer upon any other person any rights or remedies hereunder; and (ii) shall not be assigned by operation of law or otherwise except (a) to a wholly owned subsidiary (provided such subsidiary becomes a party to this Agreement and that the transferring party agrees and acknowledges that it is not released from its obligations hereunder), or (b) to any entity that may acquire all or substantially all of the assets of a party hereto. This Agreement, together with the other agreements referred to herein and the schedules attached hereto, shall inure to the benefit of and be binding upon the parties' respective successors and permitted assigns.

         G. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

         H. Amendments. No provision of this Agreement may be amended, modified or waived except by written agreement duly executed by each of the parties, by, in the case of AOL, an officer of at least equal standing to that officer who signed this Agreement on behalf of AOL.

         I. Independent Contractors. The parties to this Agreement are independent contractors. Neither party is an agent, representative, or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the parties or to impose any liability attributable to such a relationship upon either party.

         J. No Waiver. The failure of either party to insist upon or enforce strict performance by the other party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such part's right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

         K. Survival. Any provision of this Agreement which contemplates performance or observance subsequent to, or otherwise states that it would survive, any termination or expiration of this Agreement will survive the termination or expiration of this Agreement. This Article XII shall survive termination of this Agreement.

         L. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and thereto, as the case may be, and their respective successors and permitted assigns, and are not for the benefit of nor may any provision hereof be enforced by, any other person, including, without limitation, any End User (such End Users having no rights whatsoever herein).

         M. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but together shall be construed as one document.

         N. Nonsolicitation. Neither party, for itself, or through any third party shall, directly or indirectly, solicit or attempt to solicit, entice or persuade any employee of or consultant to the other party to leave the services of such other party.

         O. Force Majeure. Neither Party shall be held liable for failure to perform any of its obligations hereunder if such failure is (i) due to an Act of God, fire, explosion, accident, flood, landslide, lightning, earthquake, storm, civil disturbance, power failure, strike or other labor disturbance affecting a party other than TS or AOL, act of war (whether war be declared or not), national defense requirement, failure of a non-party telecommunications carrier, failure or disruption of machinery, apparatus or systems; acts, injunction, or restraint of government (whether or not now threatened) and (ii) beyond the reasonable control of such party. For purposes of this Section XII.O, a failure shall not be deemed to be beyond the reasonable control of the party affected if

                  (i) such failure would not have occurred had the affected party been performing in accordance with the provisions of this Agreement, including its
                           Performance List, or in accordance with generally accepted industry practice; or

                  (ii) with respect to acts, injunctions or restraints of governments, such failure results from the unlawful act or omission of the affected party (other than actions contemplated by the parties in furtherance of this Agreement).

Upon such an occurrence, the party whose performance is affected shall immediately give written notice of the occurrence to the other party, and shall thereafter exert all reasonable efforts to overcome the occurrence and resume performance of this Agreement.

If, despite such efforts, the affected party cannot overcome the occurrence and resume performance within 90 days following notification given hereunder, then unless either party has terminated this Agreement in accordance with Section X.C.1(e), the parties shall mutually agree on an equitable resolution. If the parties are unable to reach mutual agreement, the matter shall be submitted for resolution in accordance with Section XI.D.


                                  ARTICLE XIII

                               HOLDINGS GUARANTEE

                  Holdings hereby unconditionally guarantees to AOL (i) the full and prompt payment of all amounts which may become due and owing to AOL from TS pursuant to this Agreement and (ii) the due performance by TS of all of its obligations under this Agreement, (all of the foregoing, collectively, are hereinafter referred to as the "Guaranteed Obligations"). The obligations of Holdings under this Article shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement between AOL and TS, whether now existing or hereafter arising, including, without limitation, this Agreement, nor by any modification, release or other alteration of any of the Guaranteed Obligations or of any security therefor, and the liability of Holdings shall apply to the Guaranteed Obligations as so altered, modified, supplemented, extended or amended. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor (including, without limitation, as a result of the bankruptcy, reorganization or insolvency of the TS, or pursuant to any assignment for the benefit of creditors, receivership, or similar proceeding) shall affect, impair or be a defense to the obligations of Holdings under this Article XIII which are a primary obligations of Holdings, and nothing shall discharge or satisfy the liability of Holdings hereunder except the full payment and performance of the Guaranteed Obligations. This Article XIII shall survive termination of this Agreement.

                                      * * *

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed on their behalf as of the day and year first written above.

AMERICA ONLINE INC.


By       /s/ David M. Colburn
         -------------------------------
         Name: David M. Colburn
         Title: Senior Vice President


TEL-SAVE, INC.


By       /s/ Daniel Borislow
         -------------------------------
         Name: Daniel Borislow
         Title: Chairman & CEO


TEL-SAVE HOLDINGS, INC.

By       /s/ Daniel Borislow
         -------------------------------
         Name: Daniel Borislow
         Title: Chairman & CEO

                                                                    CONFIDENTIAL

                                   Schedule A

Schedule A

ACTUAL SERVICES COSTS


        COST SEGMENT                                 DETERMINATION

Interstate Access                           Specific to state supplied by TMI on
                                            a monthly basis
Intrastate Access                           Specific to state supplied by TMI on
                                            a monthly basis
International Access                        Specific to state supplied by TMI on
                                            a monthly basis
             ***                                            ***
Interstate, Intrastate, and International Actual tariff cost to Tel-Save from Switched Services for servicing unserved AT&T with applicable discounts based
areas                                       on total Tel-Save usage.  Calculated
                                            in 18 second and 8 second increments
International                               Charge per minute  based on contract
                                            tariff and  applicable  discounts in
                                            18 and 6 second increments
Connection & SDN Charges for                Charged at $0.002 per minute  billed
International and Overflow  connections     in  six   second   increments   plus
                                            applicable usage
             ***                                            ***

PIC Charge to change  reimbursement         Actual   cost   to   reimburse   new
                                            customers  for  the  LEC  charge  to
                                            change IXC PIC
Calling Card                                18(cent)per   completed   call  plus
                                            applicable usage
Customer Service                            60(cent)per End User,  revisit after
                                            12 months  with AOL  option to adopt
                                            new cost based on actual and audited
                                            servicing,  personnel,  and  telecom
                                            expenses
Billing                                     Actual   charges   for  credit  card
                                            processing
Amortization/Overhead                       2.0% of total bill
Uncollectables                              Actual uncollectable funds
Credits/Adjustments                         Actual credits and  adjustments  for
                                            billing cycle

ACCESS COSTS FOR INTERSTATE AND INTRASTATE
To be updated as access is reduced by Local Exchange Carrier from TMI files on a monthly basis


     STATE       OTHER        OTHER        GTE          GTE          UNITED       UNITED
                 INTER        INTER        INTER        INTER        INTER        INTER
                 ORIG         TERM         ORIG         TERM         ORIG         TERM
ALABAMA          0.0248690    0.0268390    0.0381421    0.0499541
ALASKA           0.0500000    0.0500000    0.0500000    0.0500000
ARIZONA          0.0285371    0.0265371
ARKANSAS         0.0248774    0.0248774    0.0367722    0.0485012
CALIFORNIA       0.0222033    0.0222033    0.0256877    0.0266877
COLORADO         0.026585     0.0265835
CONNECTICUT      0.0274745    0.0274745
DELAWARE         0.0220000    0.0220000
D.C.             0.0220000    0.0220000
FLORIDA          0.0248690    0.0258390    0.0270190    0.0396190    0.0295197    0.0350807
GEORGIA          0.0248690    0.0288390
HAWAII                                     0.0050000    0.0350000
IDAHO            0.0265371    0.0285371    0.0466057    0.0552857
ILLINOIS         0.0218103    0.0218103    0.0401230    0.0496400
INDIANA          0.0246083    0.0248083    0.0336408    0.0419588    0.0316487    0.0459507
IOWA             0.0265371    0.0265371    0.0410699    0.0483128
KANSAS           0.0248774    0.0248774                              0.0376265    0.0621685
KENTUCKY         0.0248690    0.0268390    0.0374140    0.0469290
LOUISIANA        0.0248690    0.0268390
MAINE            0.0372191    0.0372181
MARYLAND         0.0220000    0.0220000
MASS.            0.0372191    0.0372191
MICHIGAN         0.0254523    0.0254523    0.0373855    0.0477925
MINNESOTA        0.0265371    0.0265371    0.0624690    0.0716690    0.0377255    0.0822655
MISSISSIPPI      0.0248690    0.0268390
MISSOURI         0.0248774    0.0248774    0.0302374    0.0387958    0.0378245    0.0623645
MONTANA          0.0265421    0.0265421    0.0509669    0.0615389
NEBRASKA         0.0285421    0.0265421    0.0373240    0.0419177    0.0375275    0.0620675
NEVADA           0.0269182    0.0269182                              0.0137726    0.0137726
NEW HAMP.        0.0372191    0.0372191
NEW JERSEY       0.0220000    0.0220000                              0.0302582    0.0312712
NEW MEXICO       0.0265371    0.0265371    0.0331642    0.0444722
NEW YORK         0.0362624    0.0382624
NO. CAROLINA     0.0248690    0.0268390    0.0353736    0.0436876    0.0265114    0.0305674
NO. DAKOTA       0.0265371    0.0265371
OHIO             0.0254533    0.0254533    0.0353310    0.0448450    0.0353933    0.0482873
OKLAHOMA         0.0248774    0.0248774    0.0320951    0.0436561
OREGON           0.0265421    0.0265421    0.0350241    0.0456371    0.0476351    0.0628511
PENN.            0.0220000    0.0220000    0.0309838    0.0405008    0.0301082    0.0311232
RHODE ISLAND     0.0372191    0.0372191
S0. CAROLINA     0.0248690    0.0268390    0.0343256    0.0438416    0.0242097    0.0327797
SO. DAKOTA       0.0265371    0.0265371
TENNESSEE        0.0248690    0.0268390                              0.0242587    0.0328287
TEXAS            0.0248374    0.0248374    0.0336265    0.0488165    0.0387155    0.0632555
UTAH             0.0265371    0.0265371
VERMONT          0.0372191    0.0372191
VIRGINIA         0.0220000    0.0220000    0.0429233    0.0547353    0.0240137    0.0325837
WASHINGTON       0.0265371    0.0265371    0.0347073    0.0442243    0.0474551    0.0626711
W. VIRGINIA      0.0220000    0.0220000
WISCONSIN        0.0242993    0.0242993    0.0387878    0.0482848
WYOMING          0.0265371    0.0265371                              0.0381215    0.0626615

AVG COST         0.0268936    0.0272554    0.0376733    0.0465297    0.0326001    0.0454051

ACCESS COSTS FOR INTERSTATE AND INTRASTATE
To be updated as access is reduced by Local Exchange Carrier from TMI files on a monthly basis

     STATE       OTHER        OTHER         GTE          GTE           UNITED       UNITED
                 INTRA        INTRA         INTRA        INTRA         INTRA        INTRA
                 ORIG         TERM          ORIG         TERM          ORIG         TERM
ALABAMA          0.0184310    0.0184310     0.0329320    0.0368079
ALASKA           0.0500000    0.0500000     0.0500000    0.0500000
ARIZONA          0.0413882    0.0552170
ARKANSAS         0.0171454    0.0171454     0.0247144    0.0247144
CALIFORNIA       0.0106331    0.0106331     0.0252765    0.0249790
COLORADO         0.0484920    0.0583830
CONNECTICUT      0.0274692    0.0274692
DELAWARE         0.0149040    0.0249040
D.C.
FLORIDA          0.0263882    0.0349182     0.0559929    0.0681251     0.0658033    0.0734033
GEORGIA          0.0184342    0.0184342
HAWAII                                      0.0350000    0.0350000
IDAHO            0.0389071    0.0446071     0.1210000    0.1190000
ILLINOIS         0.0153893    0.0153893     0.0269911    0.0282688
INDIANA          0.0237213    0.0237213     0.0340897    0.040569
IOWA             0.0354717    0.0459117     0.0690030    0.0697443
KANSAS           0.0382030    0.0421830                                0.0988820    0.0997070
KENTUCKY         0.0149304    0.0149304
LOUISIANA        0.0209992    0.0257492
MAINE            0.2162800    0.1028600
MARYLAND         0.0239875    0.0239875
MASS.            0.0082470    0.0373370
MICHIGAN         0.0241044    0.0241044     0.0378386    0.0477925
MINNESOTA        0.0274213    0.0546183     0.0599495    0.0888815     0.0523780    0.0717220
MISSISSIPPI      0.0251472    0.0271172
MISSOURI         0.0261800    0.0343130     0.0743483    0.1158612     0.0823230    0.1232230
MONTANA          0.0262087    0.0262087     0.0566871    0.0566871
NEBRASKA         0.0592550    0.0783550     0.0717579    0.1042748     0.0855610    0.1267810
NEVADA           0.0298640    0.0298640                                0.0116143    0.0116143
NEW HAMP.        0.0358190    0.0358190
NEW JERSEY       0.0321340    0.0321340                                0.0473470    0.0473470
NEW MEXICO       0.0558800    0.0558800     0.0976368    0.0987636
NEW YORK         0.0446480    0.0446480
NO. CAROLINA     0.0332722    0.0650722     0.0479884    0.0905676     0.0268000    0.0690000
NO. DAKOTA       0.0591000    0.0591000
OHIO             0.0209413    0.0217103     0.0254827    0.0568089     0.0368503    0.0657503
OKLAHOMA         0.0248694    0.0548694     0.0575194    0.0410184
OREGON           0.0224284    0.0382214     0.0365995    0.0529869     0.0447708    0.0660808
PENN.            0.0344015    0.0344015     0.0629748    0.0829748     0.0486800    0.0727400
RHODE ISLAND     0.0720000    0.0152520
S0. CAROLINA     0.0294633    0.0458533     0.0314857    0.0304373     0.0168136    0.1080386
SO. DAKOTA       0.0297437    0.0297437
TENNESSEE        0.0400712    0.0538112                                0.0205846    0.0273816
TEXAS            0.0446000    0.0718000     0.0477575    0.0868575     0.0468000    0.0988000
UTAH             0.0242497    0.0404497
VERMONT          0.0369100    0.0536580
VIRGINIA         0.0261860    0.0261860     0.0378184    0.0378184     0.0518540    0.0756540
WASHINGTON       0.0327200    0.0455200     0.0423512    0.0600584     0.0461100    0.0919800
W. VIRGINIA      0.0272460    0.0272460     0.0587235    0.0587235
WISCONSIN        0.0187743    0.0187743     0.0334258    0.0399541
WYOMING          0.0402237    0.0522227                                0.1008380    0.1032380

AVG COST         0.0348342    0.0382696     0.0501238    0.0601495     0.0487732    0.0767002

         INTERNATIONAL COSTS

INTERNATIONAL COSTS/MINUTE
- APPLICABLE  DISCOUNTS  APPLY BASED ON TOTAL  TEL-SAVE USAGE PER TARIFF
- TO BE UPDATED AS RATES ARE REDUCED BY IXC

                          INITIAL        EACH           INITIAL           EACH           INITIAL           EACH           INITIAL
       COUNTRY             1ST 18      6 SEC. OR        1ST 18         6 SEC. OR          1ST 18        6 SEC. OR          1ST 18
Albania                   $ 0.3795     $  0.1265     $  0.3605250     $  0.1201750     $  0.3510375    $  0.1170125     $  0.1138500
Algeria                   $ 0.2895     $  0.0965     $  0.2750250     $  0.0916750     $  0.2677875    $  0.0892625     $  0.2605500
American Samoa            $ 0.2430     $  0.0810     $  0.2308500     $  0.0769500     $  0.2247750    $  0.0749250     $  0.2187000
Andorra                   $ 0.1485     $  0.0495     $  0.1410750     $  0.0470250     $  0.1373625    $  0.0457875     $  0.1336500
Angola                    $ 0.4050     $  0.1350     $  0.3847500     $  0.1282500     $  0.3746250    $  0.1248750     $  0.3645000
Anguilla                  $ 0.1890     $  0.0630     $  0.1795500     $  0.0598500     $  0.1748250    $  0.0582750     $  0.1701000
Antarctica                $ 0.3750     $  0.1250     $  0.3562500     $  0.1187500     $  0.3468750    $  0.1156250     $  0.3375000
Antigua and Barbuda       $ 0.1860     $  0.0620     $  0.1767000     $  0.0589000     $  0.1720500    $  0.0573500     $  0.1674000
Argentina                 $ 0.2432     $  0.0811     $  0.2310400     $  0.0770450     $  0.2249600    $  0.0750175     $  0.2188800
Armenia                   $ 0.3069     $  0.1023     $  0.2915550     $  0.0971850     $  0.2838825    $  0.0946275     $  0.2762100
Aruba                     $ 0.1788     $  0.0596     $  0.1698600     $  0.0566200     $  0.1653900    $  0.0551300     $  0.1609200
Australia                 $ 0.0789     $  0.0263     $  0.0749550     $  0.0249850     $  0.0729825    $  0.0729825     $  0.0710100
Austria                   $ 0.1579     $  0.0526     $  0.1500050     $  0.0499700     $  0.1460575    $  0.0486550     $  0.1421100
Azerbaijan                $ 0.4050     $  0.1350     $  0.3847500     $  0.1282500     $  0.3746250    $  0.1248750     $  0.3645000
Bahamas, The              $ 0.0879     $  0.0293     $  0.0835050     $  0.2078350     $  0.0813075    $  0.0271025     $  0.0791100
Bahrain                   $ 0.2656     $  0.0885     $  0.2523200     $  0.0840750     $  0.2456800    $  0.0818625     $  0.2390400
Bangladesh                $ 0.3885     $  0.1295     $  0.3690750     $  0.1230250     $  0.3593625    $  0.1197875     $  0.3496500
Barbados                  $ 0.1583     $  0.0528     $  0.1503850     $  0.0501600     $  0.1464275    $  0.0488400     $  0.1424700
Belarus                   $ 0.3054     $  0.1018     $  0.2901300     $  0.0967100     $  0.2824950    $  0.0941650     $  0.2748600
Belgium                   $ 0.1232     $  0.0411     $  0.1170400     $  0.0390450     $  0.1139600    $  0.0380175     $  0.1108800
Belize                    $ 0.2490     $  0.0830     $  0.2365500     $  0.0788500     $  0.2303250    $  0.0767750     $  0.2241000
Benin                     $ 0.2679     $  0.0893     $  0.2545050     $  0.0848350     $  0.2478075    $  0.0826025     $  0.2411100
Bermuda                   $ 0.1358     $  0.0453     $  0.1290100     $  0.0430350     $  0.1256150    $  0.0419025     $  0.1222200
Bhutan                    $ 0.8550     $  0.2850     $  0.8122500     $  0.2707500     $  0.7908750    $  0.2636250     $  0.7695000
Bolivia                   $ 0.2530     $  0.0843     $  0.2403500     $  0.0800850     $  0.2340250    $  0.0779775     $  0.2277000
Bosnia and Herzegovin     $ 0.2839     $  0.0946     $  0.2697050     $  0.0898700     $  0.2626075    $  0.0875050     $  0.2555100
Botswana                  $ 0.2396     $  0.0799     $  0.2276200     $  0.0759050     $  0.2216300    $  0.0739075     $  0.2156400
Brazil                    $ 0.1421     $  0.0474     $  0.1349950     $  0.0450300     $  0.1314425    $  0.0438450     $  0.1278900
Brunei                    $ 0.3914     $  0.1305     $  0.3718300     $  0.1239750     $  0.3620450    $  0.1207125     $  0.3522600
Bulgaria                  $ 0.2430     $  0.0810     $  0.2308500     $  0.0769500     $  0.2247750    $  0.0749250     $  0.2187000

                             EACH
       COUNTRY            6 SEC. OR

Albania                   $ 0.1138500
Algeria                   $ 0.0868500
American Samoa            $ 0.0729000
Andorra                   $ 0.0445500
Angola                    $ 0.1215000
Anguilla                  $ 0.0567000
Antarctica                $ 0.1125000
Antigua and Barbuda       $ 0.0558000
Argentina                 $ 0.0729900
Armenia                   $ 0.0920700
Aruba                     $ 0.0536400
Australia                 $ 0.0236700
Austria                   $ 0.0473400
Azerbaijan                $ 0.1215000
Bahamas, The              $ 0.0263700
Bahrain                   $ 0.0796500
Bangladesh                $ 0.1165500
Barbados                  $ 0.0475200
Belarus                   $ 0.0916200
Belgium                   $ 0.0369900
Belize                    $ 0.0747000
Benin                     $ 0.0803700
Bermuda                   $ 0.0407700
Bhutan                    $ 0.2565000
Bolivia                   $ 0.0758700
Bosnia and Herzegovin     $ 0.0851400
Botswana                  $ 0.0719100
Brazil                    $ 0.0426600
Brunei                    $ 0.1174500
Bulgaria                  $ 0.0729000

                          INITIAL        EACH           INITIAL           EACH           INITIAL           EACH           INITIAL
       COUNTRY             1ST 18      6 SEC. OR        1ST 18         6 SEC. OR          1ST 18        6 SEC. OR          1ST 18
Burkina                   $ 0.1916     $  0.0639     $  0.1820200     $  0.0607050     $  0.1772230    $  0.0591075     $  0.1724400
Burma                     $ 1.0050     $  0.3350     $  0.9547500     $  0.3182500     $  0.9296250    $  0.3098750     $  0.9045000
Burundi                   $ 0.8609     $  0.2870     $  0.8178550     $  0.2726500     $  0.7963325    $  0.2654750     $  0.7748100
Cambodia                  $ 0.5826     $  0.1942     $  0.5534700     $  0.1844900     $  0.5389050    $  0.1796350     $  0.5243400
Cameroon                  $ 0.3467     $  0.1156     $  0.3293650     $  0.1098200     $  0.3206975    $  0.1069300     $  0.3120300
Canada                    $ 0.0379     $  0.0126     $  0.0360050     $  0.0119700     $  0.0350575    $  0.0116550     $  0.0341100
Canary Island             $ 0.0060     $  0.0020     $  0.0057000     $  0.0019000     $  0.0055500    $  0.0018500     $  0.0054000
Cape Verde                $ 0.0405     $  0.1335     $  0.3804750     $  0.1268250     $  0.3704625    $  0.1234875     $  0.3604500
Cayman Islands            $ 0.1640     $  0.0547     $  0.1558000     $  0.0519650     $  0.1517000    $  0.0505975     $  0.1476000
Central African           $ 0.6360     $  0.2120     $  0.6042000     $  0.2014000     $  0.5883000    $  0.1961000     $  0.5724000
Republic
Chad                      $ 1.0710     $  0.3570     $  1.0174500     $  0.3391500     $  0.9906750    $  0.3302250     $  0.9639000
Chagos Archlpelago        $ 0.3670     $  0.1225     $  0.3486500     $  0.1163750     $  0.3394750    $  0.1133125     $  0.3303000
Chile                     $ 0.1215     $  0.0405     $  0.1154250     $  0.0384750     $  0.1123875    $  0.0374625     $  0.1093500
China                     $ 0.3379     $  0.1126     $  0.3210050     $  0.1069700     $  0.3125575    $  0.1041550     $  0.3041100
Colombia                  $ 0.2148     $  0.0716     $  0.2040600     $  0.0680200     $  0.1986900    $  0.0662300     $  0.1933200
Cornoros                  $ 0.6647     $  0.2216     $  0.6314650     $  0.2105200     $  0.6148475    $  0.2049800     $  0.5982300
Congo                     $ 0.3224     $  0.1075     $  0.3062800     $  0.1021250     $  0.2982200    $  0.0994375     $  0.2901600
Cook Islands              $ 0.7078     $  0.2359     $  0.6724100     $  0.2241050     $  0.6547150    $  0.2182075     $  0.6370200
Costa Rico                $ 0.8132     $  0.0611     $  0.1740400     $  0.0580450     $  0.1694600    $  0.0565175     $  0.1648800
Cote d'Ivoire             $ 0.3628     $  0.1209     $  0.3446600     $  0.1148550     $  0.3355900    $  0.1118325     $  0.3265200
Croatia                   $ 0.2180     $  0.0727     $  0.2071000     $  1.0690650     $  0.2016500    $  0.0672475     $  0.1962000
Cuba                      $ 0.2976     $  0.0992     $  0.2827200     $  0.0942400     $  0.2752800    $  0.0917600     $  0.2678400
Cyprus                    $ 0.2180     $  0.0727     $  0.2071000     $  0.0690650     $  0.2016500    $  0.0672475     $  0.1962000
Czech Republic            $ 0.2180     $  0.0727     $  0.2071000     $  0.0690500     $  0.2016500    $  0.0674750     $  0.1962000
Denmark                   $ 0.1579     $  0.0526     $  0.1500050     $  0.0499700     $  0.1460575    $  0.0486550     $  0.1421100
Djibouti                  $ 0.4569     $  0.1523     $  0.4340550     $  0.1446850     $  0.4226325    $  0.1408775     $  0.4112100
Dominica                  $ 0.1971     $  0.0657     $  0.1872450     $  0.0624150     $  0.1823175    $  0.0607725     $  0.1773900
Dominican Republic        $ 0.1170     $  0.0390     $  0.1111500     $  0.0370500     $  0.1082250    $  0.0360750     $  0.1053000
Ecuador                   $ 0.2492     $  0.0831     $  0.2367400     $  0.0789450     $  0.2305100    $  0.0768675     $  0.2242800
Egypt                     $ 0.2767     $  0.0922     $  0.2628650     $  0.0875900     $  0.2559475    $  0.0852850     $  0.2490300
El Salvador               $ 0.2235     $  0.0745     $  0.2123250     $  0.0707750     $  0.2067375    $  0.0689125     $  0.2011500
Equatorial Guinea         $ 0.6338     $  0.2113     $  0.6021100     $  0.2007350     $  0.5862650    $  0.1954525     $  0.5704200
Estonia                   $ 0.3047     $  0.1016     $  0.2894650     $  0.0965200     $  0.2818475    $  0.0939800     $  0.2742300

                             EACH
       COUNTRY            6 SEC. OR

Burkina                   $ 0.0575100
Burma                     $ 0.3015000
Burundi                   $ 0.2583000
Cambodia                  $ 0.1747800
Cameroon                  $ 0.1040400
Canada                    $ 0.0113400
Canary Island             $ 0.0018000
Cape Verde                $ 0.1201500
Cayman Islands            $ 0.0492300
Central African           $ 0.1908000
Republic
Chad                      $ 0.3213000
Chagos Archlpelago        $ 0.1102500
Chile                     $ 0.0364500
China                     $ 0.1013400
Colombia                  $ 0.0644400
Cornoros                  $ 0.1994400
Congo                     $ 0.0967500
Cook Islands              $ 0.2123100
Costa Rico                $ 0.0549900
Cote d'Ivoire             $ 0.1088100
Croatia                   $ 0.0654430
Cuba                      $ 0.0892800
Cyprus                    $ 0.0654300
Czech Republic            $ 0.0654300
Denmark                   $ 0.0473400
Djibouti                  $ 0.1370700
Dominica                  $ 0.0591300
Dominican Republic        $ 0.0351000
Ecuador                   $ 0.0747900
Egypt                     $ 0.0829800
El Salvador               $ 0.0670500
Equatorial Guinea         $ 0.1901700
Estonia                   $ 0.0914400

                          INITIAL        EACH           INITIAL           EACH           INITIAL           EACH           INITIAL
       COUNTRY             1ST 18      6 SEC. OR        1ST 18         6 SEC. OR          1ST 18        6 SEC. OR          1ST 18
Ethiopia                  $ 0.3887     $  0.1296     $  0.3692650     $  0.1231200     $  0.3595475    $  0.1198800     $  0.3498300
Fiji                      $ 0.3783     $  0.1261     $  0.3593850     $  0.1197950     $  0.3499275    $  0.1166425     $  0.3404700
Finland                   $ 0.1211     $  0.0404     $  0.1150450     $  0.0383800     $  0.1120175    $  0.0373700     $  0.1089900
France                    $ 0.0632     $  0.0211     $  0.0600400     $  0.0200450     $  0.0584600    $  0.0195175     $  0.0568800
French Guiana             $ 0.2386     $  0.0795     $  0.2266700     $  0.0755250     $  0.2207050    $  0.0735375     $  0.2147400
French Overseas           $ 0.2175     $  0.0725     $  0.2066250     $  0.0688750     $  0.2011875    $  0.0670625     $  0.1957500
French Polynesia          $ 0.4040     $  0.1347     $  0.3838000     $  0.1279650     $  0.3737000    $  0.1245975     $  0.3636000
Gabon                     $ 0.2526     $  0.0842     $  0.2399700     $  0.0799900     $  0.2336550    $  0.0778850     $  0.2273400
Gambia, The               $ 0.2482     $  0.0827     $  0.2357900     $  0.0785650     $  0.2295850    $  0.0764975     $  0.2233800
Georgia                   $ 0.5100     $  0.1700     $  0.4845000     $  0.1615000     $  0.4717500    $  0.1572500     $  0.4590000
Germany                   $ 0.0632     $  0.0211     $  0.0600400     $  0.0200450     $  0.0584600    $  0.0195175     $  0.0568800
Ghana                     $ 0.2718     $  0.0906     $  0.2582100     $  0.0860700     $  0.2514150    $  0.0838050     $  0.2446200
Gibraltar                 $ 0.2386     $  0.0795     $  0.2266700     $  0.0755250     $  0.2207050    $  0.0735375     $  0.2147400
Greece                    $ 0.2053     $  0.0648     $  0.1950350     $  0.0615600     $  0.1899025    $  0.0599400     $  0.1847700
Greenland                 $ 0.2087     $  0.0696     $  0.1982650     $  0.0661200     $  0.1930475    $  0.0643800     $  0.1878300
Grenada                   $ 0.2037     $  0.0679     $  0.1935150     $  0.0645050     $  0.1884225    $  0.0628075     $  0.1833300
Guadeloupe                $ 0.2961     $  0.0987     $  0.2812950     $  0.0937650     $  0.2738925    $  0.0912975     $  0.2664900
Guam                      $ 0.1976     $  0.0659     $  0.1877200     $  0.0626050     $  0.1827800    $  0.0609575     $  0.1778400
Guatemala                 $ 0.2136     $  0.0712     $  0.2029200     $  0.0674000     $  0.1975800    $  0.0658600     $  0.1922400
Guinea-Bissau             $ 0.5976     $  0.1992     $  0.5677200     $  0.1892400     $  0.5527800    $  0.1842600     $  0.5378400
Guinea                    $ 0.3981     $  0.1327     $  0.3781950     $  0.1260650     $  0.3682425    $  0.1227475     $  0.3582900
Guyana                    $ 0.3030     $  0.1010     $  0.2878500     $  0.0959500     $  0.2802750    $  0.0934250     $  0.2727000
Haiti                     $ 0.2251     $  0.0750     $  0.2138450     $  0.0712500     $  0.0208175    $  0.0693750     $  0.2025900
Honduras                  $ 0.2716     $  0.0905     $  0.2580200     $  0.0859750     $  0.2512300    $  0.0837125     $  0.2444400
Hong Kong                 $ 0.1283     $  0.0428     $  0.1218850     $  0.0406600     $  0.1186775    $  0.0395900     $  0.1154700
Hungary                   $ 0.2180     $  0.0727     $  0.2071000     $  0.0690650     $  0.2016500    $  0.0672475     $  0.1962000
Iceland                   $ 0.2507     $  0.0836     $  0.2381650     $  0.0794200     $  0.2318975    $  0.0773300     $  0.2256300
India                     $ 0.2905     $  0.0986     $  0.2759750     $  0.0936700     $  0.2687125    $  0.0912050     $  0.2614500
Indonesia                 $ 0.3388     $  0.1129     $  0.3218600     $  0.1072550     $  0.3133900    $  0.1044325     $  0.3049200
Iran                      $ 0.2866     $  0.0955     $  0.2722700     $  0.0907250     $  0.2651050    $  0.0883375     $  0.2579400
Iraq                      $ 0.4955     $  0.1652     $  0.4707250     $  0.1569400     $  0.4583375    $  0.1528100     $  0.4459500
Ireland                   $ 0.1225     $  0.0408     $  0.1163750     $  0.0387600     $  0.1133125    $  0.0377400     $  0.1102500
Israel                    $ 0.2433     $  0.0811     $  0.2311350     $  0.0770450     $  0.2250525    $  0.0750175     $  0.2189700

                             EACH
       COUNTRY            6 SEC. OR

Ethiopia              $ 0.1166400
Fiji                  $ 0.1134900
Finland               $ 0.0363600
France                $ 0.0189900
French Guiana         $ 0.0715500
French Overseas       $ 0.0652500
French Polynesia      $ 0.1212300
Gabon                 $ 0.0757800
Gambia, The           $ 0.0744300
Georgia               $ 0.1530000
Germany               $ 0.0189900
Ghana                 $ 0.0815400
Gibraltar             $ 0.0715500
Greece                $ 0.0583200
Greenland             $ 0.0626400
Grenada               $ 0.0611100
Guadeloupe            $ 0.0888300
Guam                  $ 0.0593100
Guatemala             $ 0.0640800
Guinea-Bissau         $ 0.1792800
Guinea                $ 0.1194300
Guyana                $ 0.0909000
Haiti                 $ 0.0675000
Honduras              $ 0.0814500
Hong Kong             $ 0.0385200
Hungary               $ 0.0654300
Iceland               $ 0.0752400
India                 $ 0.0887400
Indonesia             $ 0.1016100
Iran                  $ 0.0859500
Iraq                  $ 0.1486800
Ireland               $ 0.0367200
Israel                $ 0.0729900

                          INITIAL        EACH           INITIAL           EACH           INITIAL           EACH           INITIAL
       COUNTRY             1ST 18      6 SEC. OR        1ST 18         6 SEC. OR          1ST 18        6 SEC. OR          1ST 18
Italy                     $ 0.1263     $  0.0421     $  0.1199850     $  0.0399950     $  0.1168275    $  0.0389425     $  0.1136700
Jamaica                   $ 0.2069     $  0.0690     $  0.1965550     $  0.0655500     $  0.1913825    $  0.0638250     $  0.1862100
Japan                     $ 0.0915     $  0.0305     $  0.0869250     $  0.0289750     $  0.0846375    $  0.0282125     $  0.0823500
Jordan                    $ 0.2526     $  0.0842     $  0.2399700     $  0.0799900     $  0.2336550    $  0.0778850     $  0.2273400
Kazakhstan                $ 0.5069     $  0.1690     $  0.4815550     $  0.1605500     $  0.4688825    $  0.1563250     $  0.4562100
Kenya                     $ 0.2494     $  0.0831     $  0.2369300     $  0.0789450     $  0.2306950    $  0.0768675     $  0.2244600
Kiribati                  $ 0.8058     $  0.2686     $  0.7655100     $  0.2551700     $  0.7453650    $  0.2484550     $  0.7252200
Korea, South              $ 0.1688     $  0.0563     $  0.1603600     $  0.0534850     $  0.1561400    $  0.0520775     $  0.1519200
Kuwait                    $ 0.2818     $  0.0939     $  0.2677100     $  0.0892050     $  0.2606650    $  0.0868575     $  0.2536200
Kyrgyzstan                $ 0.5285     $  0.1762     $  0.5020750     $  0.1673900     $  0.4886250    $  0.1629850     $  0.4756500
Laos                      $ 0.8230     $  0.2743     $  0.7818500     $  0.2605850     $  0.7612750    $  0.2537275     $  0.7407000
Latvia                    $ 0.2985     $  0.0995     $  0.2835750     $  0.0945250     $  0.2761125    $  0.0920375     $  0.2686500
Lebanon                   $ 0.4143     $  0.1381     $  0.3935850     $  0.1311950     $  0.3832275    $  0.1277425     $  0.3728700
Lesotho                   $ 0.2977     $  0.0992     $  0.2828150     $  0.0942400     $  0.2753725    $  0.0917600     $  0.2679300
Liberia                   $ 0.1860     $  0.0620     $  0.1767000     $  0.0589000     $  0.1720500    $  0.0573500     $  0.1674000
Libya                     $ 0.3041     $  0.1014     $  0.2888950     $  0.0963300     $  0.2812925    $  0.0937950     $  0.2736900
Liechtenstein             $ 0.2022     $  0.0674     $  0.1920900     $  0.0640300     $  0.1870350    $  0.0623450     $  0.1819800
Lituania                  $ 0.3050     $  0.1017     $  0.2897500     $  0.0966150     $  0.2821250    $  0.0940725     $  0.2745000
Luxembourg                $ 0.1832     $  0.0611     $  0.1740400     $  0.0580450     $  0.1694600    $  0.0565175     $  0.1648800
Macau                     $ 0.4232     $  0.1411     $  0.4020400     $  0.1340450     $  0.3914600    $  0.1305175     $  0.3808800
Madagascar                $ 1.0933     $  0.3644     $  1.0386350     $  0.3461800     $  1.0113025    $  0.3370700     $  0.9839700
Malawi                    $ 0.2884     $  0.0961     $  0.2739800     $  0.0912950     $  0.2667700    $  0.0888925     $  0.2595600
Malaysia                  $ 0.2223     $  0.0741     $  0.2111850     $  0.0703950     $  0.2056275    $  0.0685425     $  0.2000700
Maldives                  $ 0.6290     $  0.2097     $  0.5975500     $  0.1992150     $  0.5818250    $  0.1939725     $  0.5661000
Mali                      $ 0.4443     $  0.1481     $  0.4220850     $  0.1406950     $  0.4109775    $  0.1369925     $  0.3998700
Malta                     $ 0.3050     $  0.1017     $  0.2897500     $  0.0966150     $  0.2821250    $  0.0940725     $  0.2745000
Marshall Islands          $ 0.4175     $  0.1392     $  0.3966250     $  0.1322400     $  0.3861875    $  0.1287600     $  0.3757500
Mauritania                $ 0.3847     $  0.1282     $  0.3654650     $  0.1217900     $  0.3558475    $  0.1185850     $  0.3462300
Mauritius                 $ 0.5220     $  0.1740     $  0.4959000     $  0.1653000     $  0.4828500    $  0.1609500     $  0.4698000
Mexico                    $ 0.1650     $  0.0550     $  0.1567500     $  0.0522500     $  0.1526250    $  0.0508750     $  0.1485000
Indonesia, Federated      $ 0.3847     $  0.1282     $  0.3654650     $  0.1217900     $  0.3558475    $  0.1185850     $  0.3462300
Midway Atoll              $ 0.4890     $  0.1630     $  0.4645500     $  0.1548500     $  0.4523250    $  0.1507750     $  0.4401000
Moldova                   $ 0.4200     $  0.1400     $  0.3990000     $  0.1330000     $  0.3885000    $  0.1295000     $  0.3780000

                             EACH
       COUNTRY            6 SEC. OR

Italy                    $ 0.0378900
Jamaica                  $ 0.0621000
Japan                    $ 0.0274500
Jordan                   $ 0.0757800
Kazakhstan               $ 0.1521000
Kenya                    $ 0.0747900
Kiribati                 $ 0.2417400
Korea, South             $ 0.0506700
Kuwait                   $ 0.0845100
Kyrgyzstan               $ 0.1585800
Laos                     $ 0.2468700
Latvia                   $ 0.0895500
Lebanon                  $ 0.1242900
Lesotho                  $ 0.0892800
Liberia                  $ 0.0558000
Libya                    $ 0.0912600
Liechtenstein            $ 0.0606600
Lituania                 $ 0.0915300
Luxembourg               $ 0.0549900
Macau                    $ 0.1269900
Madagascar               $ 0.3279600
Malawi                   $ 0.0864900
Malaysia                 $ 0.0665900
Maldives                 $ 0.1887300
Mali                     $ 0.1332900
Malta                    $ 0.0915300
Marshall Islands         $ 0.1252800
Mauritania               $ 0.1153800
Mauritius                $ 0.1566000
Mexico                   $ 0.0495000
Indonesia, Federated     $ 0.1153800
Midway Atoll             $ 0.1467000
Moldova                  $ 0.1260000

                          INITIAL        EACH           INITIAL           EACH           INITIAL           EACH           INITIAL
       COUNTRY             1ST 18      6 SEC. OR        1ST 18         6 SEC. OR          1ST 18        6 SEC. OR          1ST 18
Mongolia                  $ 0.9599     $  0.3200     $  0.9119050     $  0.3040000     $  0.8879075    $  0.2960000     $  0.8639100
Montserrat                $ 0.1988     $  0.0663     $  0.1886000     $  0.0629850     $  0.1838900    $  0.0613275     $  0.1789200
Morocco                   $ 0.3333     $  0.1111     $  0.3166350     $  0.1055450     $  0.3083025    $  0.1027675     $  0.2999700
Mozambique                $ 0.4969     $  0.1656     $  0.4720550     $  0.1573200     $  0.4596325    $  0.1531800     $  0.4472100
Namibia                   $ 0.2728     $  0.0926     $  0.2639100     $  0.0879700     $  0.2569650    $  0.0856550     $  0.2500200
Nauru                     $ 1.1330     $  0.3777     $  1.0763500     $  0.3588150     $  1.0480250    $  0.3493725     $  1.0197000
Nepal                     $ 0.3422     $  0.1141     $  0.3250900     $  1.1083950     $  0.3165350    $  0.1055425     $  0.3079800
Netherlands               $ 0.1010     $  0.0337     $  0.0959500     $  0.0320150     $  0.0934250    $  0.0311725     $  0.0909000
Netherlands Antilles      $ 0.1924     $  0.0641     $  0.1827800     $  0.0608950     $  0.1779700    $  0.0592925     $  0.1731600
New Caledonia             $ 0.4143     $  0.1381     $  0.3935850     $  0.1311950     $  0.3832275    $  0.1277425     $  0.3728700
New Zealand               $ 0.1672     $  0.0557     $  0.1588400     $  0.0529150     $  0.1546600    $  0.0515225     $  0.1504800
Nicaragua                 $ 0.2445     $  0.0815     $  0.2322750     $  0.0774250     $  0.2261625    $  0.0753875     $  0.2200500
Niger                     $ 0.4580     $  0.1527     $  0.4351000     $  0.1450650     $  0.4236500    $  0.1412475     $  0.4122000
Nigeria                   $ 0.1947     $  0.0649     $  0.1849650     $  0.0616550     $  0.1800975    $  0.0600325     $  0.1752300
Niue                      $ 0.6296     $  0.2099     $  0.5981200     $  0.1994050     $  0.5823800    $  0.1941575     $  0.5666400
Norfolk Island            $ 0.6293     $  0.2098     $  0.5978350     $  0.1993100     $  0.5821025    $  0.1940650     $  0.5663700
Northern Mariana          $ 0.3600     $  0.1200     $  0.342000      $  0.1140000     $  0.3330000    $  0.1110000     $  0.3240000
Island
Norway                    $ 0.1195     $  0.0398     $  0.1135250     $  0.0378100     $  0.1105375    $  0.0368150     $  0.1075500
Oman                      $ 0.2896     $  0.0965     $  0.2751200     $  0.0916750     $  0.2678800    $  0.0892625     $  0.2606400
Pacific Islands           $ 0.4791     $  0.1597     $  0.4551450     $  0.1517150     $  0.4431675    $  0.1477225     $  0.4311900
Pakistan                  $ 0.3969     $  0.1323     $  0.3770550     $  0.1256850     $  0.3671325    $  0.1223775     $  0.3572100
Panama                    $ 0.1947     $  0.0649     $  0.1849650     $  0.0616550     $  0.1800975    $  0.0600325     $  0.1752300
Papua New Guinea          $ 0.3225     $  0.1075     $  0.3063750     $  0.1021250     $  0.2983125    $  0.0994375     $  0.2902500
Paraguay                  $ 0.3057     $  0.1019     $  0.2904150     $  0.0968050     $  0.2827725    $  0.0942575     $  0.2751300
Peru                      $ 0.2142     $  0.0714     $  0.2034900     $  0.0678300     $  0.1981350    $  0.0660450     $  0.1927800
Philippines               $ 0.1926     $  0.0642     $  0.1829700     $  0.0609900     $  0.1781550    $  0.0593850     $  0.1733400
Poland                    $ 0.2175     $  0.0725     $  0.2066250     $  0.0688750     $  0.2011875    $  0.0670625     $  0.1957500
Portugal                  $ 0.1986     $  0.0662     $  0.1886700     $  0.0628900     $  0.1837050    $  0.0612350     $  0.1787400
Qalar                     $ 0.2559     $  0.0853     $  0.2431050     $  0.0810350     $  0.2367075    $  0.0789025     $  0.2303100
Reunion                   $ 0.4563     $  0.1521     $  0.4335800     $  0.1444950     $  0.4221700    $  0.1406925     $  0.4107600
Romania                   $ 0.3116     $  0.1039     $  0.2960200     $  0.0987050     $  0.2882300    $  0.0961075     $  0.2804400
Russia                    $ 0.3632     $  0.1211     $  0.3450400     $  0.1150450     $  0.3359600    $  0.1120175     $  0.3268800
Rwanda                    $ 0.5018     $  0.1673     $  0.4767100     $  0.1589350     $  0.4641650    $  0.1545725     $  0.4516200

                             EACH
       COUNTRY            6 SEC. OR

Mongolia                $ 0.2880000
Montserrat              $ 0.0596700
Morocco                 $ 0.0999900
Mozambique              $ 0.1490400
Namibia                 $ 0.0833400
Nauru                   $ 0.3399300
Nepal                   $ 0.1026900
Netherlands             $ 0.0303300
Netherlands Antilles    $ 0.0576900
New Caledonia           $ 0.1242900
New Zealand             $ 0.0501300
Nicaragua               $ 0.0733500
Niger                   $ 0.1374300
Nigeria                 $ 0.0584100
Niue                    $ 0.1889100
Norfolk Island          $ 0.1888200
Northern Mariana        $ 0.1080000
Island
Norway                  $ 0.0358200
Oman                    $ 0.0868500
Pacific Islands         $ 0.1437300
Pakistan                $ 0.1190700
Panama                  $ 0.0584100
Papua New Guinea        $ 0.0967500
Paraguay                $ 0.0917100
Peru                    $ 0.0642600
Philippines             $ 0.0577800
Poland                  $ 0.0652500
Portugal                $ 0.0595800
Qalar                   $ 0.0767700
Reunion                 $ 0.1368900
Romania                 $ 0.0935100
Russia                  $ 0.1089900
Rwanda                  $ 0.1505700

                          INITIAL        EACH           INITIAL           EACH           INITIAL           EACH           INITIAL
       COUNTRY             1ST 18      6 SEC. OR        1ST 18         6 SEC. OR          1ST 18        6 SEC. OR          1ST 18
Saint Helena              $ 0.5504     $  0.1835     $  0.5228800     $  0.1743250     $  0.5091200    $  0.1697375    $  0.4953600
Saint Kids and Nevis      $ 0.1924     $  0.0641     $  0.1827800     $  0.0608950     $  0.1779700    $  0.0592925    $  0.1731160
Saint Lucia               $ 0.2159     $  0.0720     $  0.2051050     $  0.0684000     $  0.1997075    $  0.0666000    $  0.1943100
Saint Pierre and          $ 0.2121     $  0.0707     $  0.2014950     $  0.0671650     $  0.1961925    $  0.0653975    $  0.1908900
Saint Vincent and         $ 0.2102     $  0.0701     $  0.1996900     $  0.0665950     $  0.1944350    $  0.0648425    $  0.1891800
the ____
Sao Tome and Principe     $ 0.5303     $  0.1768     $  0.5037850     $  0.1679410     $  0.4905275    $  0.1635215    $  0.4772700
Saudia Arabia             $ 0.3510     $  0.1170     $  0.3334500     $  0.1111500     $  0.3246750    $  0.1082250    $  0.3159000
Senegal                   $ 0.4137     $  0.1379     $  0.3930150     $  0.1310050     $  0.3826725    $  0.1275575    $  0.3723300
Serbia                    $ 0.2839     $  0.0946     $  0.2697050     $  0.0898700     $  0.2626075    $  0.0875050    $  0.2555100
Seychelles                $ .05099     $  0.1700     $  0.4844050     $  0.1615000     $  0.4716575    $  0.1572500    $  0.4589100
Sierra Leone              $ 0.3187     $  0.1062     $  0.3027650     $  0.1008900     $  0.2947975    $  0.0982350    $  0.2863000
Singapore                 $ 0.1105     $  0.0368     $  0.1049750     $  0.0349600     $  0.1022125    $  0.0340400    $  0.0994500
Slovakia                  $ 0.2180     $  0.0727     $  0.2071000     $  0.0690650     $  0.2016500    $  0.0672475    $  0.1962000
Solomon Islands           $ 0.4791     $  0.1597     $  0.4551450     $  0.1517150     $  0.4431675    $  0.1477225    $  0.4311900
Somalia                   $ 0.5761     $  0.1920     $  0.5472950     $  0.1824000     $  0.5328925    $  0.1776000    $  0.5184900
South Africa              $ 0.1704     $  0.0568     $  0.1618800     $  0.0539600     $  0.1576200    $  0.0525400    $  0.1533600
Spain                     $ 0.1579     $  0.0526     $  0.1500050     $  0.0499700     $  0.1460575    $  0.0486550    $  0.1421100
Sri Lanka                 $ 0.3757     $  0.1252     $  0.3569150     $  0.1189400     $  0.3475225    $  0.1158100    $  0.3381300
Sudan                     $ 0.4994     $  0.1665     $  0.4744300     $  0.1581750     $  0.4619450    $  0.1540125    $  0.4494600
Suriname                  $ 0.3353     $  0.1118     $  0.3185350     $  0.1062100     $  0.3101525    $  0.1034150    $  0.3017700
Swaziland                 $ 0.2985     $  0.0995     $  0.2835750     $  0.0945250     $  0.2761125    $  0.0920375    $  0.2686500
Sweden                    $ 0.0773     $  0.0258     $  0.0734350     $  0.0245100     $  0.0715025    $  0.0238650    $  0.0695700
Switzerland               $ 0.0899     $  0.0300     $  0.0854050     $  0.0285000     $  0.0831575    $  0.0277500    $  0.0809100
Syria                     $ 0.4192     $  0.1397     $  0.3982400     $  0.1327150     $  0.3877600    $  0.1292225    $  0.3772800
Taiwan                    $ 0.1559     $  0.0520     $  0.1481050     $  0.0494000     $  0.1442075    $  0.0481000    $  0.1403100
Tajikistan                $ 0.9308     $  0.3103     $  0.8842600     $  0.2947850     $  0.8609900    $  0.2870275    $  0.8377200
Tanzania                  $ 0.2646     $  0.0882     $  0.2513700     $  0.0837900     $  0.2447550    $  0.0815850    $  0.2381400
Thailand                  $ 0.2522     $  0.0841     $  0.2395900     $  0.0798950     $  0.2332850    $  0.0777925    $  0.2269800
Togo                      $ 0.2510     $  0.0837     $  0.2384500     $  0.0795150     $  0.2321750    $  0.0774225    $  0.2259000
Tonga                     $ 0.3546     $  0.1182     $  0.3368700     $  0.1122900     $  0.3280050    $  0.1093350    $  0.3191400
Trinidad and Tobago       $ 0.1990     $  0.0663     $  0.1890500     $  0.0629850     $  0.1840750    $  0.0613275    $  0.1791000

                             EACH
       COUNTRY            6 SEC. OR

Saint Helena             $ 0.1651500
Saint Kids and Nevis     $ 0.0576900
Saint Lucia              $ 0.0648000
Saint Pierre and         $ 0.0636300
Saint Vincent and        $ 0.0630900
the ____
Sao Tome and Principe    $ 0.1591020
Saudia Arabia            $ 0.1053000
Senegal                  $ 0.1241100
Serbia                   $ 0.0851400
Seychelles               $ 0.1530000
Sierra Leone             $ 0.0955800
Singapore                $ 0.0331200
Slovakia                 $ 0.0654300
Solomon Islands          $ 0.1437300
Somalia                  $ 0.1728000
South Africa             $ 0.0511200
Spain                    $ 0.0473400
Sri Lanka                $ 0.1126800
Sudan                    $ 0.1498500
Suriname                 $ 0.1006200
Swaziland                $ 0.0895500
Sweden                   $ 0.0232200
Switzerland              $ 0.0270000
Syria                    $ 0.1257300
Taiwan                   $ 0.0468000
Tajikistan               $ 0.2792700
Tanzania                 $ 0.0793800
Thailand                 $ 0.0756900
Togo                     $ 0.0753300
Tonga                    $ 0.1063800
Trinidad and Tobago      $ 0.0596700

                          INITIAL        EACH           INITIAL           EACH           INITIAL           EACH           INITIAL
       COUNTRY             1ST 18      6 SEC. OR        1ST 18         6 SEC. OR          1ST 18        6 SEC. OR          1ST 18
Tunisia                   $ 0.3090     $  0.1030     $  0.2935500     $  0.0978500     $  0.2858250    $  0.0952750     $  0.2781000
Turkey                    $ 0.2451     $  0.0817     $  0.2328450     $  0.0776150     $  0.2267175    $  0.0755725     $  0.2205900
Turkmenistan              $ 0.7652     $  0.2551     $  0.7269400     $  0.2423450     $  0.7078100    $  0.2359675     $  0.6886800
Turks and Caicos          $ 0.2037     $  0.0679     $  0.1935150     $  0.0645050     $  0.1884225    $  0.0628075     $  0.1833300
Islands
Tivalu                    $ 0.7790     $  0.2593     $  0.7400500     $  0.2463350     $  0.7205750    $  0.2398525     $  0.7011000
Uganda                    $ 0.2745     $  0.0915     $  0.2607750     $  0.0869250     $  0.2539125    $  0.0846375     $  0.2470500
Ukraine                   $ 0.3050     $  0.1017     $  0.2897500     $  0.0966150     $  0.2821250    $  0.0940725     $  0.2745000
United Arab Emirates      $ 0.2212     $  0.0737     $  0.2101400     $  0.0700150     $  0.2046100    $  0.0681725     $  0.1990800
United Kingdom            $ 0.0455     $  0.0152     $  0.0432250     $  0.0144400     $  0.0420875    $  0.0140600     $  0.0409500
Uruguay                   $ 0.2342     $  0.0781     $  0.224900      $  0.0741950     $  0.2166350    $  0.0722425     $  0.2107800
Uzbekistan                $ 0.3050     $  0.1017     $  0.2897500     $  0.0966150     $  0.2821250    $  0.0940725     $  0.2745000
Vanuatu                   $ 0.8124     $  0.2708     $  0.7717800     $  0.2572600     $  0.7514700    $  0.2504900     $  0.7311600
Venezuela                 $ 0.1233     $  0.0411     $  0.1171350     $  0.0390450     $  0.1140525    $  0.0380175     $  0.1109700
Vietnam                   $ 0.4216     $  0.1405     $  0.4005200     $  0.1334750     $  0.3899800    $  0.1299625     $  0.3794400
Virgin Islands,           $ 0.1847     $  0.0616     $  0.1754650     $  0.0585200     $  0.1708475    $  0.0569800     $  0.1662300
British
Wallis and Futuna         $ 0.5696     $  0.1899     $  0.5411200     $  0.1804050     $  0.5268800    $  0.1756575     $  0.5126400
Western Samoa             $ 0.2515     $  0.0838     $  0.2389250     $  0.0796100     $  0.2326375    $  0.0775150     $  0.2263500
Yemen                     $ 0.2950     $  0.0986     $  0.2811050     $  0.0936700     $  0.2737075    $  0.0912050     $  0.2663100
Zaire                     $ 0.3326     $  0.1109     $  0.3159700     $  0.1053550     $  0.3076550    $  0.1025825     $  0.2993400
Zambia                    $ 0.2920     $  0.0973     $  0.2774000     $  0.0924350     $  0.2701000    $  0.0900025     $  0.2628000
Zimbabwe                  $ 0.2077     $  0.0692     $  0.1973150     $  0.0657400     $  0.1921225    $  0.0640100     $  0.1869300

                             EACH
       COUNTRY            6 SEC. OR

Tunisia                  $ 0.0927000
Turkey                   $ 0.0735300
Turkmenistan             $ 0.2295900
Turks and Caicos         $ 0.0611100
Islands
Tivalu                   $ 0.2333700
Uganda                   $ 0.0823500
Ukraine                  $ 0.0915300
United Arab Emirates     $ 0.0663300
United Kingdom           $ 0.0136800
Uruguay                  $ 0.0702900
Uzbekistan               $ 0.0915300
Vanuatu                  $ 0.2437200
Venezuela                $ 0.0369900
Vietnam                  $ 0.1264500
Virgin Islands,          $ 0.0554400
British
Wallis and Futuna        $ 0.1709100
Western Samoa            $ 0.0754200
Yemen                    $ 0.0887400
Zaire                    $ 0.0998100
Zambia                   $ 0.0875700
Zimbabwe                 $ 0.0622800

         INTERNATIONAL COSTS


INTERNATIONAL COSTS/MINUTE
- APPLICABLE  DISCOUNTS  APPLY BASED ON TOTAL  TEL-SAVE USAGE PER TARIFF
- TO BE UPDATED AS RATES ARE REDUCED BY IXC

                            Cost/Min.     Cost/Min.      Cost/Min.    Cost/Min.
        Country             No Disc.        @ 5%           7.5%          10%

Albania                     $ 1.2650      $ 1.2018       $ 1.1701       $ 1.1385
Algeria                     $ 0.9650      $ 0.9168       $ 0.8926       $ 0.8685
American Samoa              $ 0.8100      $ 0.7695       $ 0.7493       $ 0.7290
Andorra                     $ 0.4950      $ 0.4703       $ 0.4579       $ 0.4455
Angola                      $ 1.3500      $ 1.2825       $ 1.2488       $ 1.2150
Anguilla                    $ 0.6300      $ 0.5985       $ 0.5828       $ 0.5670
Antarctica                  $ 1.2500      $ 1.1875       $ 1.1563       $ 1.1250
Antigua and Barbuda         $ 0.6200      $ 0.5890       $ 0.5735       $ 0.5580
Argentina                   $ 0.8109      $ 0.7704       $ 0.7501       $ 0.7298
Armenia                     $ 1.0230      $ 0.9719       $ 0.9463       $ 0.9207
Aruba                       $ 0.5960      $ 0.5662       $ 0.5513       $ 0.5364
Australia                   $ 0.2630      $ 0.2499       $ 0.2433       $ 0.2367
Austria                     $ 0.5261      $ 0.4998       $ 0.4866       $ 0.4735
Azerbaijan                  $ 1.3500      $ 1.2825       $ 1.2488       $ 1.2150
Bahamas, The                $ 0.2930      $ 0.2784       $ 0.2710       $ 0.2637
Bahrain                     $ 0.8851      $ 0.8408       $ 0.8187       $ 0.7966
Bangladesh                  $ 1.2950      $ 1.2303       $ 1.1979       $ 1.1655
Barbados                    $ 0.5279      $ 0.5015       $ 0.4883       $ 0.4751
Belarus                     $ 1.0180      $ 0.9671       $ 0.9417       $ 0.9162
Belgium                     $ 0.4109      $ 0.3904       $ 0.3801       $ 0.3698
Belize                      $ 0.8300      $ 0.7885       $ 0.7678       $ 0.7470
Benin                       $ 0.8930      $ 0.8484       $ 0.8260       $ 0.8037
Bermuda                     $ 0.4529      $ 0.4303       $ 0.4189       $ 0.4076
Bhutan                      $ 2.8550      $ 2.7075       $ 2.6363       $ 2.5650
Bolivia                     $ 0.8431      $ 0.8009       $ 0.7799       $ 0.7588
Bosnia and Herzegovin       $ 0.9461      $ 0.8988       $ 0.8751       $ 0.8515
Botswana                    $ 0.7989      $ 0.7590       $ 0.7390       $ 0.7190
Brazil                      $ 0.4739      $ 0.4502       $ 0.4384       $ 0.4265
Brunei                      $ 1.3049      $ 1.2397       $ 1.2070       $ 1.1744

                            Cost/Min.     Cost/Min.      Cost/Min.    Cost/Min.
        Country             No Disc.        @ 5%           7.5%          10%

Bulgaria                    $ 0.8100      $ 0.7695       $ 0.7493       $ 0.7290
Burkina                     $ 0.6389      $ 0.6070       $ 0.5910       $ 0.5750
Burma                       $ 3.3500      $ 3.1825       $ 3.0988       $ 3.0150
Burundi                     $ 2.8669      $ 2.7264       $ 2.6547       $ 2.5829
Cambodia                    $ 1.9420      $ 1.8449       $ 1.7964       $ 1.7478
Cameroon                    $ 1.1559      $ 1.0981       $ 1.0692       $ 1.0403
Canada                      $ 0.1261      $ 0.1198       $ 0.1166       $ 0.2235
Canary Island               $ 0.0200      $ 0.0190       $ 0.0185       $ 0.0180
Cape Verde                  $ 1.3350      $ 1.2683       $ 1.2349       $ 1.2015
Cayman Islands              $ 0.5469      $ 0.5196       $ 0.5059       $ 0.4922
Central African             $ 2.1200      $ 2.0140       $ 1.9610       $ 1.9080
 Republic
Chad                        $ 3.5700      $ 3.3915       $ 3.3915       $ 3.2130
Chagos Archlpelago          $ 1.2245      $ 1.1633       $ 1.1327       $ 1.1021
Chile                       $ 0.4050      $ 0.3848       $ 0.3746       $ 0.3645
China                       $ 1.1261      $ 1.0698       $ 1.0416       $ 1.0135
Colombia                    $ 0.7160      $ 0.6802       $ 0.6623       $ 0.6444
Cornoros                    $ 2.2159      $ 2.1051       $ 2.0497       $ 1.9943
Congo                       $ 1.0749      $ 1.0212       $ 0.9943       $ 0.9674
Cook Islands                $ 2.3591      $ 2.2411       $ 2.1822       $ 2.1232
Costa Rico                  $ 0.6109      $ 0.5804       $ 0.5651       $ 0.5498
Cote d'Ivoire               $ 1.2091      $ 1.1486       $ 1.1184       $ 1.0882
Croatia                     $ 0.7269      $ 0.6906       $ 0.6724       $ 0.6542
Cuba                        $ 0.9920      $ 0.9424       $ 0.9176       $ 0.8928
Cyprus                      $ 0.7269      $ 0.6906       $ 0.6724       $ 0.6542
Czech Republic              $ 0.7269      $ 0.6906       $ 0.6724       $ 0.6542
Denmark                     $ 0.5261      $ 0.4998       $ 0.4866       $ 0.4735
Djibouti                    $ 1.5230      $ 1.4469       $ 1.4088       $ 1.3707
Dominica                    $ 0.6570      $ 0.6242       $ 0.6077       $ 0.5913
Dominican Republic          $ 0.3900      $ 0.3705       $ 0.3608       $ 0.3510
Ecuador                     $ 0.8309      $ 0.7894       $ 0.7686       $ 0.7478
Egypt                       $ 0.9221      $ 0.8760       $ 0.8529       $ 0.8299
El Salvador                 $ 0.7450      $ 0.7078       $ 0.6891       $ 0.6705
Equatorial Guinea           $ 2.1129      $ 2.0073       $ 1.9544       $ 1.9016

                            Cost/Min.     Cost/Min.      Cost/Min.    Cost/Min.
        Country             No Disc.        @ 5%           7.5%          10%

Estonia                     $ 1.0159      $ 0.9651       $ 0.9397       $ 0.9143
Ethiopia                    $ 1.2959      $ 1.2311       $ 1.1987       $ 1.1663
Fiji                        $ 1.2610      $ 1.1980       $ 1.1664       $ 1.1349
Finland                     $ 0.4039      $ 0.3837       $ 0.3736       $ 0.3635
France                      $ 0.2109      $ 0.2004       $ 0.1951       $ 0.1898
French Guiana               $ 0.7951      $ 0.7553       $ 0.7355       $ 0.7156
French Overseas             $ 0.7250      $ 0.6888       $ 0.6706       $ 0.6525
 Department
French Polynesia            $ 1.3469      $ 1.2796       $ 1.2459       $ 1.2122
Gabon                       $ 0.8420      $ 0.7999       $ 0.7789       $ 0.7578
Gambia, The                 $ 0.8271      $ 0.7857       $ 0.7651       $ 0.7444
Georgia                     $ 1.7000      $ 1.6150       $ 1.5725       $ 1.5300
Germany                     $ 0.2109      $ 0.2004       $ 0.1951       $ 0.1898
Ghana                       $ 0.9060      $ 0.8607       $ 0.8381       $ 0.8154
Gibraltar                   $ 0.7951      $ 0.7553       $ 0.7355       $ 0.7156
Greece                      $ 0.6589      $ 0.6260       $ 0.6095       $ 0.5930
Greenland                   $ 0.6959      $ 0.6611       $ 0.6437       $ 0.6263
Grenada                     $ 0.6790      $ 0.6451       $ 0.6281       $ 0.6111
Guadeloupe                  $ 0.9870      $ 0.9377       $ 0.9130       $ 0.8883
Guam                        $ 0.6589      $ 0.6260       $ 0.6095       $ 0.5930
Guatemala                   $ 0.7120      $ 0.6764       $ 0.6586       $ 0.6408
Guinea-Bissau               $ 1.9920      $ 1.8924       $ 1.8426       $ 1.7928
Guinea                      $ 1.3270      $ 1.2607       $ 1.2275       $ 1.1943
Guyana                      $ 1.0100      $ 0.9595       $ 0.9343       $ 0.9090
Haiti                       $ 0.7501      $ 0.7126       $ 0.6938       $ 0.6751
Honduras                    $ 0.9051      $ 0.8598       $ 0.8372       $ 0.8146
Hong Kong                   $ 0.4279      $ 0.4065       $ 0.3958       $ 0.3851
Hungary                     $ 0.7269      $ 0.6906       $ 0.6724       $ 0.6542
Iceland                     $ 0.8359      $ 0.7941       $ 0.7732       $ 0.7523
India                       $ 0.9807      $ 0.9317       $ 0.9071       $ 0.8826
Indonesia                   $ 1.1291      $ 1.0726       $ 1.0444       $ 1.0162
Iran                        $ 0.9551      $ 0.9073       $ 0.8835       $ 0.8596
Iraq                        $ 1.6519      $ 1.5693       $ 1.5280       $ 1.4867
Ireland                     $ 0.4081      $ 0.3877       $ 0.3775       $ 0.3673

                            Cost/Min.     Cost/Min.      Cost/Min.    Cost/Min.
        Country             No Disc.        @ 5%           7.5%          10%

Israel                      $ 0.8110      $ 0.7705       $ 0.7502       $ 0.7299
Italy                       $ 0.4210      $ 0.4000       $ 0.3894       $ 0.3789
Jamaica                     $ 0.6899      $ 0.6554       $ 0.6382       $ 0.6209
Japan                       $ 0.3050      $ 0.2898       $ 0.2831       $ 0.2745
Jordan                      $ 0.8420      $ 0.7999       $ 0.7789       $ 0.7578
Kazakhstan                  $ 1.6899      $ 1.6054       $ 1.5632       $ 1.5209
Kenya                       $ 0.8311      $ 0.7895       $ 0.7688       $ 0.7480
Kiribati                    $ 2.6860      $ 2.5517       $ 2.4846       $ 2.4174
Korea, South                $ 0.5629      $ 0.5348       $ 0.5207       $ 0.5066
Kuwait                      $ 0.9391      $ 0.8921       $ 0.8687       $ 0.8452
Kyrgyzstan                  $ 1.7619      $ 1.6738       $ 1.6298       $ 1.5857
Laos                        $ 2.7431      $ 2.6059       $ 2.5374       $ 2.4688
Latvia                      $ 0.9950      $ 0.9453       $ 0.9204       $ 0.8955
Lebanon                     $ 1.3810      $ 1.3120       $ 1.2774       $ 1.2429
Lesotho                     $ 0.9921      $ 0.9425       $ 0.9177       $ 0.8929
Liberia                     $ 0.6200      $ 0.5890       $ 0.5735       $ 0.5580
Libya                       $ 1.0139      $ 0.9632       $ 0.9379       $ 0.9125
Liechtenstein               $ 0.6740      $ 0.6403       $ 0.6235       $ 0.6066
Lituania                    $ 1.0169      $ 0.9661       $ 0.9406       $ 0.9152
Luxembourg                  $ 0.6109      $ 0.5804       $ 0.5651       $ 0.5498
Macau                       $ 0.4109      $ 1.3404       $ 1.3051       $ 1.2698
Madagascar                  $ 3.6441      $ 3.4619       $ 3.3708       $ 3.2797
Malawi                      $ 0.9611      $ 0.9130       $ 0.8890       $ 0.8650
Malaysia                    $ 0.7410      $ 0.7040       $ 0.6854       $ 0.6669
Maldives                    $ 2.0969      $ 1.9921       $ 1.9396       $ 1.8872
Mali                        $ 1.4810      $ 1.4070       $ 1.3699       $ 1.3329
Malta                       $ 1.0169      $ 0.9661       $ 0.9406       $ 0.9152
Marshall Islands            $ 1.3919      $ 1.3223       $ 1.2875       $ 1.2527
Mauritania                  $ 1.2821      $ 1.2180       $ 1.1859       $ 1.1539
Mauritius                   $ 1.7400      $ 1.6530       $ 1.6095       $ 1.5660
Mexico                      $ 0.5500      $ 0.5225       $ 0.5088       $ 0.4950
Indonesia, Federated        $ 1.2821      $ 1.2180       $ 1.1859       $ 1.1539
Midway Atoll                $ 1.6300      $ 1.5485       $ 1.5078       $ 1.4670

                            Cost/Min.     Cost/Min.      Cost/Min.    Cost/Min.
        Country             No Disc.        @ 5%           7.5%          10%

Moldova                     $ 1.4000      $ 1.3300       $ 1.2950       $ 1.2600
Mongolia                    $ 3.1999      $ 3.0399       $ 2.9599       $ 2.8799
Montserrat                  $ 0.6629      $ 0.6298       $ 0.6132       $ 0.5966
Morocco                     $ 1.1110      $ 1.0555       $ 1.0277       $ 0.9999
Mozambique                  $ 1.6561      $ 1.5733       $ 1.5319       $ 1.4905
Namibia                     $ 0.9260      $ 0.8797       $ 0.8566       $ 0.8334
Nauru                       $ 3.7769      $ 3.5881       $ 3.4936       $ 3.3992
Nepal                       $ 1.1409      $ 1.0839       $ 1.0553       $ 1.0268
Netherlands                 $ 0.3369      $ 0.3201       $ 0.3116       $ 0.3032
Netherlands Antilles        $ 0.6411      $ 0.6090       $ 0.5930       $ 0.5770
New Caledonia               $ 1.3810      $ 1.3120       $ 1.2774       $ 1.2429
New Zealand                 $ 0.5571      $ 0.5292       $ 0.5153       $ 0.5014
Nicaragua                   $ 0.8150      $ 0.7743       $ 0.7539       $ 0.7335
Niger                       $ 1.5269      $ 1.4506       $ 1.4124       $ 1.3742
Nigeria                     $ 0.6490      $ 0.6166       $ 0.6003       $ 0.5841
Niue                        $ 2.0989      $ 1.9940       $ 1.9415       $ 1.8890
Norfolk Island              $ 2.0979      $ 1.9930       $ 1.9406       $ 1.8881
Northern Mariana Island     $ 1.2000      $ 1.1400       $ 1.1100       $ 1.0800
Norway                      $ 0.3981      $ 0.3782       $ 0.3682       $ 0.3583
Oman                        $ 0.9651      $ 0.9168       $ 0.8927       $ 0.8686
Pacific Islands (Palau)     $ 1.5970      $ 1.5172       $ 1.4772       $ 1.4373
Pakistan                    $ 1.3230      $ 1.2569       $ 1.2238       $ 1.1907
Panama                      $ 0.6490      $ 0.6166       $ 0.6003       $ 0.5841
Papua New Guinea            $ 1.0750      $ 1.0213       $ 0.9944       $ 0.9675
Paraguay                    $ 1.0190      $ 0.9681       $ 0.9426       $ 0.9171
Peru                        $ 0.7140      $ 0.6783       $ 0.6605       $ 0.6426
Philippines                 $ 0.6420      $ 0.6099       $ 0.5939       $ 0.5778
Poland                      $ 0.7250      $ 0.6888       $ 0.6706       $ 0.6525
Portugal                    $ 0.6620      $ 0.6289       $ 0.6124       $ 0.5958
Qalar                       $ 0.8530      $ 0.8104       $ 0.7890       $ 0.7677
Reunion                     $ 1.5211      $ 1.4450       $ 1.4070       $ 1.3690
Romania                     $ 1.0389      $ 0.9870       $ 0.9610       $ 0.9350
Russia                      $ 1.2109      $ 1.1504       $ 1.1201       $ 1.0898

                            Cost/Min.     Cost/Min.      Cost/Min.    Cost/Min.
        Country             No Disc.        @ 5%           7.5%          10%

Rwanda                      $ 1.6729      $ 1.5893       $ 1.5474       $ 1.5056
Saint Helena                $ 1.8349      $ 1.7432       $ 1.6973       $ 1.6514
Saint Kids and Nevis        $ 0.6411      $ 0.6090       $ 0.5930       $ 0.5770
Saint Lucia                 $ 0.7199      $ 0.6839       $ 0.6659       $ 0.6479
Saint Pierre and Miquel     $ 0.7070      $ 0.6717       $ 0.6540       $ 0.6363
Saint Vincent and the       $ 0.7009      $ 0.6659       $ 0.6483       $ 0.6308
 ----
Sao Tome and Principe       $ 1.7678      $ 1.6794       $ 1.6352       $ 1.5910
Saudia Arabia               $ 1.1700      $ 1.1115       $ 1.0823       $ 1.0530
Senegal                     $ 1.3790      $ 1.3101       $ 1.2756       $ 1.2411
Serbia                      $ 0.9461      $ 0.8988       $ 0.8751       $ 0.8515
Seychelles                  $ 1.6999      $ 1.6149       $ 1.5724       $ 1.5299
Sierra Leone                $ 1.0621      $ 1.0090       $ 0.9824       $ 0.9559
Singapore                   $ 0.3681      $ 0.3497       $ 0.3405       $ 0.3313
Slovakia                    $ 0.7269      $ 0.6906       $ 0.6724       $ 0.6542
Solomon Islands             $ 1.5970      $ 1.5172       $ 1.4772       $ 1.4373
Somalia                     $ 1.9201      $ 1.8241       $ 1.7761       $ 1.7281
South Africa                $ 0.5680      $ 0.5396       $ 0.5254       $ 0.5112
Spain                       $ 0.5261      $ 0.4998       $ 0.4866       $ 0.4735
Sri Lanka                   $ 1.2521      $ 1.1895       $ 1.1582       $ 1.1269
Sudan                       $ 1.6649      $ 1.5817       $ 1.5400       $ 1.4984
Suriname                    $ 1.1179      $ 1.0620       $ 1.0341       $ 1.0061
Swaziland                   $ 0.9950      $ 0.9453       $ 0.9204       $ 0.8955
Sweden                      $ 0.2579      $ 0.2450       $ 0.2386       $ 0.2321
Switzerland                 $ 0.2999      $ 0.2849       $ 0.2774       $ 0.2699
Syria                       $ 1.3971      $ 1.3272       $ 1.2923       $ 1.2574
Taiwan                      $ 0.5199      $ 0.4939       $ 0.4809       $ 0.4679
Tajikistan                  $ 3.1029      $ 2.9478       $ 2.8702       $ 2.7926
Tanzania                    $ 0.8820      $ 0.8379       $ 0.8159       $ 0.7938
Thailand                    $ 0.8409      $ 0.7989       $ 0.7778       $ 0.7568
Togo                        $ 0.8369      $ 0.7951       $ 0.7741       $ 0.7532
Tonga                       $ 1.1820      $ 1.1229       $ 1.0934       $ 1.0638
Trinidad and Tobago         $ 0.6631      $ 0.6299       $ 0.6134       $ 0.5968
Tunisia                     $ 1.0300      $ 0.9785       $ 0.9528       $ 0.9270

                            Cost/Min.     Cost/Min.      Cost/Min.    Cost/Min.
        Country             No Disc.        @ 5%           7.5%          10%

Turkey                      $ 0.8170      $ 0.7762       $ 0.7557       $ 0.7353
Turkmenistan                $ 2.5509      $ 2.4234       $ 2.3596       $ 2.2958
Turks and Caicos            $ 0.6790      $ 0.6451       $ 0.6281       $ 0.6111
 Islands
Tivalu                      $ 2.5941      $ 2.4644       $ 2.3995       $ 2.3347
Uganda                      $ 0.9150      $ 0.8693       $ 0.8464       $ 0.8235
Ukraine                     $ 1.0169      $ 0.9661       $ 0.9406       $ 0.9152
United Arab Emirates        $ 0.7371      $ 0.7002       $ 0.6818       $ 0.6634
United Kingdom              $ 0.1519      $ 0.1443       $ 0.1405       $ 0.1367
Uruguay                     $ 0.7809      $ 0.7419       $ 0.7223       $ 0.7028
Uzbekistan                  $ 1.0169      $ 0.9661       $ 0.9406       $ 0.9152
Vanuatu                     $ 2.7080      $ 2.5726       $ 2.5049       $ 2.4372
Venezuela                   $ 0.4110      $ 0.3905       $ 0.3802       $ 0.3699
Vietnam                     $ 1.4051      $ 1.3348       $ 1.2997       $ 1.2646
Virgin Islands, British     $ 0.6159      $ 0.5851       $ 0.5697       $ 0.5543
Wallis and Futuna           $ 1.8989      $ 1.8040       $ 1.7565       $ 1.7090
Western Samoa               $ 0.8381      $ 0.7962       $ 0.7752       $ 0.7543
Yemen                       $ 0.9861      $ 0.9368       $ 0.9121       $ 0.8875
Zaire                       $ 1.1089      $ 1.0535       $ 1.0257       $ 0.9980
Zambia                      $ 0.9731      $ 0.9244       $ 0.9001       $ 0.8758
Zimbabwe                    $ 0.6921      $ 0.6575       $ 0.6402       $ 0.6229

                                    800 Costs


Interstate 800 Readyline
------------------------
To be updated as tariff changes are made or negotiated.
--------------------------------------------------------


                             Rate            Rate
  National                  Per Hr          Per Min
  --------                  ------          --------
All States                  $ 6.60          $ 0.11



                            Day            Eve           N/W          Day           Eve         N/W
                           Rate           Rate           Rate         Per           Per         Per
   State                  Per Hr         Per Hr         Per Hr        Min           Min         Min
   -----                  -------        -------       -------      -------       -------      -------
ALABAMA                   $ 10.20        $ 10.20       $ 10.20      0.17000       0.17000      0.17000
ALASKA
ARIZONA                   $ 13.20        $ 12.00       $ 10.80      0.22000       0.20000      0.18000
ARKANSAS                  $ 15.96        $ 15.96       $ 15.96      0.26600       0.26600      0.26600
CALIFORNIA                $ 11.61        $  9.25       $  7.40      0.18350       0.15417      0.12333
COLORADO                  $ 15.01        $ 12.07       $ 11.76      0.25017       0.20117      0.19600
CONNECTICUT               $ 13.71        $ 13.71       $ 13.71      0.22850       0.22850      0.22850
DELAWARE                  $ 14.18        $ 13.50       $ 13.50      0.23633       0.22500      0.22500
D.C.
FLORIDA                   $ 15.29        $ 14.82       $ 14.82      0.25483       0.24700      0.24700
GEORGIA                   $ 12.40        $ 12.40       $ 12.40      0.20667       0.20667      0.20667
HAWAII                    $ 14.19        $ 14.19       $ 14.19      0.23650       0.23650      0.23650
IDAHO                     $ 18.00        $ 18.00       $ 18.00      0.30000       0.30000      0.30000
ILLINOIS                  $ 12.60        $ 12.15       $ 12.15      0.21000       0.20250      0.20250
INDIANA                   $ 12.46        $ 12.46       $ 12.46      0.20767       0.20767      0.20767
IOWA                      $ 16.05        $ 15.29       $ 15.29      0.26750       0.25483      0.25483
KANSAS                    $ 17.73        $ 17.73       $ 17.73      0.29550       0.29550      0.29550
KENTUCKY                  $ 15.36        $ 15.36       $ 15.36      0.25600       0.25600      0.25600
LOUISIANA                 $ 12.60        $ 12.60       $ 12.60      0.21000       0.21000      0.21000
MAINE                     $ 22.20        $ 22.20       $ 22.20      0.37000       0.37000      0.37000
MARYLAND                  $ 10.20        $  8.75       $  9.75      0.17000       0.16250      0.16250
MASSACHUSETTS             $ 10.08        $  9.25       $  8.00      0.16800       0.15417      0.13333
MICHIGAN                  $ 13.23        $ 12.60       $ 12.60      0.22050       0.21000      0.21000
MINNESOTA                 $ 13.68        $ 13.68       $ 13.68      0.22800       0.22800      0.22800

MISSISSIPPI               $ 10.20        $ 10.20       $ 10.20      0.17000       0.17000      0.17000
MISSOURI                  $ 15.60        $ 15.60       $ 15.60      0.26000       0.26000      0.26000
MONTANA                   $ 14.63        $ 14.63       $ 14.63      0.24383       0.24383      0.24383
NEBRASKA                  $ 16.38        $ 16.38       $ 16.38      0.27300       0.27300      0.27300
NEVADA                    $ 12.83        $ 10.66       $  8.54      0.21383       0.17767      0.14233
NEW HAMPSHIRE             $ 19.20        $ 19.20       $ 19.20      0.32000       0.32000      0.32000
NEW JERSEY                $ 10.08        $  9.27       $  9.00      0.16800       0.15450      0.15000
NEW MEXICO                $ 15.60        $ 12.90       $ 10.80      0.26000       0.21500      0.18000
NEW YORK                  $ 13.65        $ 10.98       $  9.18      0.22750       0.18300      0.15300
NO. CAROLINA              $ 13.80        $ 13.80       $ 13.80      0.23000       0.23000      0.23000
NO. DAKOTA                $ 14.40        $ 14.40       $ 14.40      0.24000       0.24000      0.24000
OHIO                      $ 13.50        $ 13.50       $ 13.50      0.22500       0.22500      0.22500
OKLAHOMA                  $ 16.94        $ 16.94       $ 16.94      0.28233       0.28233      0.28333
OREGON                    $ 15.84        $ 15.09       $ 15.09      0.26400       0.25150      0.25150
PENNSYLVANIA              $ 12.92        $ 10.80       $  9.60      0.21533       0.18000      0.16000
RHODE ISLAND              $ 13.42        $ 10.06       $ 10.06      0.22367       0.18767      0.16767
SO. CAROLINA              $ 14.22        $ 14.22       $ 14.22      0.23700       0.23700      0.23700
SO. DAKOTA                $ 15.01        $ 14.36       $ 14.36      0.25017       0.23933      0.23933
TENNESSEE                 $ 12.66        $ 12.66       $ 12.66      0.21100       0.21100      0.21100
TEXAS                     $ 12.27        $ 12.27       $ 12.27      0.20450       0.20450      0.20450
UTAH                      $ 12.99        $ 12.37       $ 12.37      0.21650       0.20617      0.20617
VERMONT                   $ 14.68        $ 11.48       $ 10.97      0.24467       0.19133      0.18283
VIRGINIA                  $ 14.18        $ 10.80       $ 10.80      0.23633       0.18000      0.18000
WASHINGTON                $ 12.47        $ 11.88       $ 11.88      0.20783       0.19800      0.19800
W. VIRGINIA               $ 13.53        $ 13.20       $ 13.20      0.22550       0.22000      0.22000
WISCONSIN                 $ 13.23        $ 12.60       $ 12.60      0.22050       0.21000      0.21000
WYOMING                   $ 15.33        $ 15.33       $ 15.33      0.25550       0.25550      0.25550
AVG COST                  $ 14.05        $ 13.32       $ 13.06      0.23409       0.22202      0.21764

                                    SDN Costs


Interstate SDN
--------------
To be updated as tariff changes are made or renegotiated
--------------------------------------------------------

        NATIONAL                         1st                             ADD'L
                                       18 SEC.                          6 SEC.
ALL STATES                             $0.0282                          $0.0084


Interstate SDN
--------------
To be updated as tariff changes are made or renegotiated

                                                     InterLATA
        State          DAY         DAY           EVE         EVE          N/W          N/W
                       1ST        ADD'L         RATE         PER          PER          PER
                     18 SEC       6 SEC        PER HR        MIN          MIN          MIN
ALABAMA              0.0468       0.0156       0.0384       0.0128      0.0384       0.0128
ALASKA
ARIZONA              0.0678       0.0226       0.0474       0.0158      0.0474       0.0158
ARKANSAS             0.0603       0.0201       0.0540       0.0160      0.0540       0.0180
CALIFORNIA           0.0429       0.0143       0.0342       0.0114      0.0342       0.0114
COLORADO             0.0510       0.0170       0.0408       0.0136      0.0408       0.0136
CONNECTICUT          0.0543       0.0181       0.0489       0.0163      0.0489       0.0163
DELAWARE             0.0492       0.0164       0.0489       0.0163      0.0489       0.0163
D.C
FLORIDA              0.0705       0.0235       0.0618       0.0206      0.0618       0.0206
GEORGIA              0.0528       0.0176       0.0444       0.0148      0.0444       0.0148
HAWAII               0.0792       0.0264       0.0534       0.0178      0.0396       0.0132
IDAHO                0.0672       0.0224       0.0540       0.0180      0.0540       0.0180
ILLINOIS             0.0519       0.0173       0.0465       0.0155      0.0465       0.0155
INDIANA              0.0516       0.0172       0.0444       0.0148      0.0444       0.0148
IOWA                 0.0648       0.0216       0.0558       0.0186      0.0588       0.0186
KANSAS               0.0705       0.0235       0.0618       0.0206      0.0818       0.0208
KENTUCKY             0.0582       0.0194       0.0519       0.0173      0.0519       0.0173
LOUISIANA            0.0504       0.0168       0.0456       0.0152      0.0456       0.0152
MAINE                0.1200       0.0400       0.1200       0.0400      0.1200       0.0400
MARYLAND             0.0519       0.0173       0.0426       0.0142      0.0426       0.0142
MASS.                0.0516       0.0172       0.0435       0.0145      0.0435       0.0145

                                    SDN Costs


Interstate SDN
--------------
To be updated as tariff changes are made or renegotiated

                                                       IntarLATA
        State          DAY          DAY            EVE        EVE         N/W          N/W
                       1ST         ADD'L          RATE        PER         PER          PER
                     18 SEC        6 SEC         PER HR       MIN         MIN          MIN
ALABAMA              0.0468        0.0156        0.0384      0.0128     0.0384       0.0128
ALASKA
ARIZONA              0.0678        0.0226        0.0474      0.0158     0.0474       0.0158
ARKANSAS             0.0603        0.0201        0.0540      0.0180     0.0540       0.0180
CALIFORNIA           0.0246        0.0082        0.0198      0.0066     0.0198       0.0066
COLORADO             0.0510        0.0170        0.0408      0.0136     0.0408       0.0136
CONNECTICUT          0.0543        0.0181        0.0489      0.0163     0.0489       0.0163
DELAWARE             0.0492        0.0164        0.0489      0.0163     0.0489       0.0163
D.C
FLORIDA              0.0540        0.0180        0.0492      0.0164     0.0492       0.0164
GEORGIA              0.0528        0.0176        0.0444      0.0148     0.0444       0.0148
HAWAII               0.0792        0.0264        0.0534      0.0178     0.0396       0.0132
IDAHO                0.0576        0.0192        0.0492      0.0164     0.0486       0.0162
ILLINOIS             0.0198        0.0068        0.0163      0.0061     0.0183       0.0061
INDIANA              0.0480        0.0180        0.0444      0.0148     0.0444       0.0148
IOWA                 0.0507        0.0169        0.0477      0.0159     0.0477       0.0159
KANSAS               0.0705        0.0235        0.0618      0.0206     0.0618       0.0206
KENTUCKY             0.0558        0.0186        0.0510      0.0170     0.0510       0.0170
LOUISIANA            0.0504        0.0168        0.0456      0.0152     0.0456       0.0152
MAINE                0.1200        0.0400        0.1200      0.0400     0.1200       0.0400
MARYLAND             0.0495        0.0165        0.0405      0.0135     0.0405       0.0135
MASS.                0.0279        0.0093        0.0228      0.0076     0.0150       0.0050

                                    SDN Costs


Interstate SDN
--------------
To be updated as tariff changes are made or renegotiated


                                                         InterLATA
        State              DAY        DAY         EVE        EVE         N/W         N/W
                           1ST       ADD'L       RATE        PER         PER         PER
                         18 SEC      6 SEC      PER HR       MIN         MIN         MIN
MICHIGAN 292             0.0510      0.0170     0.0408      0.0136     0.0408      0.0136
MICHIGAN 430             0.0554      0.0192     0.0443      0.0153     0.4430      0.0153
MICHIGAN 925             0.0597      0.0216     0.0477      0.0172     0.4770      0.0172
MINNESOTA                0.0555      0.0185     0.0429      0.0143     0.0429      0.0143
MISSISSIPPI              0.0480      0.0160     0.0441      0.0147     0.0441      0.0147
MISSOURI                 0.0720      0.0240     0.0612      0.0204     0.0612      0.0204
MONTANA                  0.0510      0.0170     0.0408      0.0136     0.0408      0.0136
NEBRASKA                 0.0684      0.0228     0.0579      0.0193     0.0579      0.0193
NEVADA                   0.0480      0.0160     0.0384      0.0128     0.0384      0.0128
NEW HAMP.                0.0804      0.0268     0.0804      0.0288     0.0804      0.0268
NEW JERSEY               0.0537      0.0179     0.0453      0.0151     0.0453      0.0151
NEW MEXICO               0.0780      0.0260     0.0624      0.0208     0.0624      0.0208
NEW YORK                 0.0654      0.0218     0.0552      0.0184     0.0552      0.0184
NO. CAROLINA             0.0642      0.0214     0.0546      0.0182     0.0546      0.0182
NO. DAKOTA               0.0660      0.0220     0.0534      0.0178     0.0534      0.0178
OHIO                     0.0510      0.0170     0.0453      0.0151     0.0453      0.0151
OKLAHOMA                 0.0612      0.0204     0.0552      0.0184     0.0552      0.0184
OREGON 55                0.0639      0.0213     0.0630      0.0210     0.0630      0.0210
OREGON 292               0.0702      0.0234     0.0630      0.0210     0.0630      0.0210
OREGON 430               0.0744      0.0248     0.0630      0.0210     0.0630      0.0210
OREGON 440               0.0774      0.0258     0.0630      0.0210     0.0630      0.0210
PENN.                    0.0522      0.0174     0.0458      0.0152     0.0456      0.0152
RHODE ISLAND             0.0780      0.0260     0.0690      0.0230     0.0690      0.0230
SO. CAROLINA             0.0609      0.0203     0.0504      0.0168     0.0504      0.0168
SO. DAKOTA               0.0579      0.0193     0.0462      0.0154     0.0462      0.0154
TENNESSEE                0.0630      0.0210     0.0567      0.0189     0.0587      0.0189
TEXAS                    0.0615      0.0205     0.0579      0.0193     0.0579      0.0193
UTAH                     0.0630      0.0210     0.0504      0.0168     0.0504      0.0168
VERMONT                  0.0648      0.0216     0.0519      0.0173     0.0519      0.0173
VIRGINIA                 0.0537      0.0179     0.0453      0.0151     0.0453      0.0151
WASHINGTON               0.0561      0.0187     0.0495      0.0165     0.0495      0.0165

                                    SDN Costs

Interstate SDN
--------------
To be updated as tariff changes are made or renegotiated


                                                                  IntraLATA
        State              DAY        DAY         EVE        EVE         N/W         N/W
                           1ST       ADD'L       RATE        PER         PER         PER
                         18 SEC      6 SEC      PER HR       MIN         MIN         MIN
MICHIGAN 292             0.0510      0.0170     0.0408      0.0136     0.0408      0.0136
MICHIGAN 430             0.0554      0.0192     0.0443      0.0153     0.4430      0.0153
MICHIGAN 925             0.0597      0.0216     0.0477      0.0172     0.4770      0.0172
MINNESOTA                0.0555      0.0185     0.0429      0.0143     0.0429      0.0143
MISSISSIPPI              0.0480      0.0160     0.0441      0.0147     0.0441      0.0147
MISSOURI                 0.0720      0.0240     0.0612      0.0204     0.0612      0.0204
MONTANA                  0.0510      0.0170     0.0408      0.0136     0.0408      0.0136
NEBRASKA                 0.0684      0.0228     0.0579      0.0193     0.0579      0.0193
NEVADA                   0.0480      0.0160     0.0384      0.0128     0.0384      0.0128
NEW HAMP.                0.0804      0.0268     0.0804      0.0288     0.0804      0.0268
NEW JERSEY               0.0414      0.0138     0.0354      0.0118     0.0285      0.0095
NEW MEXICO               0.0780      0.0260     0.0624      0.0208     0.0624      0.0208
NEW YORK                 0.0552      0.0184     0.0474      0.0158     0.0435      0.0145
NO. CAROLINA             0.0642      0.0214     0.0546      0.0182     0.0546      0.0182
NO. DAKOTA               0.0660      0.0220     0.0534      0.0178     0.0534      0.0178
OHIO                     0.0510      0.0170     0.0453      0.0151     0.0453      0.0151
OKLAHOMA                 0.0612      0.0204     0.0552      0.0184     0.0552      0.0184
OREGON 55                0.0639      0.0213     0.0630      0.0210     0.0630      0.0210
OREGON 292               0.0702      0.0234     0.0630      0.0210     0.0630      0.0210
OREGON 430               0.0744      0.0248     0.0630      0.0210     0.0630      0.0210
OREGON 440               0.0774      0.0258     0.0630      0.0210     0.0630      0.0210
PENN.                    0.0522      0.0174     0.0456      0.0152     0.0456      0.0152
RHODE ISLAND             0.0780      0.0260     0.0690      0.0230     0.0690      0.0230
SO. CAROLINA             0.0609      0.0203     0.0504      0.0168     0.0504      0.0168
SO. DAKOTA               0.0579      0.0193     0.0462      0.0154     0.0462      0.0154
TENNESSEE                0.0447      0.0149     0.0417      0.0139     0.0417      0.0139
TEXAS                    0.0615      0.0205     0.0579      0.0193     0.0579      0.0193
UTAH                     0.0630      0.0210     0.0504      0.0168     0.0504      0.0168
VERMONT                  0.0648      0.0216     0.0519      0.0173     0.0519      0.0173
VIRGINIA                 0.0537      0.0179     0.0453      0.0151     0.0453      0.0151
WASHINGTON               0.0561      0.0187     0.0495      0.0165     0.0495      0.0165

                                    SDN Costs


Interstate SDN
--------------
To be updated as tariff changes are made or renegotiated

                                                  InterLATA
      State           DAY       DAY         EVE       EVE        N/W      N/W
                      1ST      ADD'L       RATE       PER        PER      PER
                    18 SEC     6 SEC      PER HR      MIN        MIN      MIN
W. VIRGINIA         0.0555     0.0185     0.0468     0.0156    0.0468     0.0156
WISCONSIN           0.0525     0.0176     0.0390     0.0130    0.0390     0.0130
WYOMING             0.0750     0.0250     0.0600     0.0200    0.0600     0.0200

AVG COST            0.0613     0.0205     0.0522     0.0174    0.0676     0.0174

                                    SDN Costs


Interstate SDN
--------------
To be updated as tariff changes are made or renegotiated

                                                   IntraLATA
      State          DAY       DAY         EVE       EVE       N/W       N/W
                     1ST      ADD'L       RATE       PER       PER       PER
                   18 SEC     6 SEC      PER HR      MIN       MIN       MIN
W. VIRGINIA        0.0555     0.0185     0.0468     0.0156    0.0468     0.0156
WISCONSIN          0.0525     0.0176     0.0390     0.0130    0.0390     0.0130
WYOMING            0.0750     0.0250     0.0600     0.0200    0.0600     0.0200

AVG COST           0.05849    0.01954    0.05008    0.01673   0.06480    0.01652

                                                                    CONFIDENTIAL


                                   Schedule B

                            Checklist Items Schedule

PERIOD                       TASK                              WHO

Pre launch                   * * *                             AOL
Pre launch                   * * *                             TS and AOL
Pre launch                   * * *                             TS and AOL
Pre launch                   * * *                             TS and AOL
Pre launch                   * * *                             TS and AOL
Pre launch                   * * *                             AOL
Pre launch                   * * *                             TS and AOL
Pre launch                   * * *                             TS
Pre launch                   * * *                             TS
Pre launch                   * * *                             AOL
Pre launch                   * * *                             AOL
Pre launch                   * * *                             AOL
Pre launch                   * * *                             TS
Pre launch                   * * *                             TS and AOL
Pre launch                   * * *                             TS and AOL
Pre launch                   * * *                             AOL

Test Launch                  * * *                             TS and AOL
Test Launch                  * * *                             AOL
Test Launch                  * * *                             TS and AOL
Test Launch                  * * *                             TS and AOL
Test Launch                  * * *                             TS
Test Launch                  * * *                             TS
Test Launch                  * * *                             TS
Test Launch                  * * *                             TS
Test Launch                  * * *                             AOL
Test Launch                  * * *                             AOL
Test Launch                  * * *                             AOL
Test Launch                  * * *                             AOL
Test Launch                  * * *                             TS
Test Launch                  * * *                             AOL
Test Launch                  * * *                             AOL
Test Launch                  * * *                             TS
Test Launch                  * * *                             AOL
Test Launch                  * * *                             TS
Test Launch                  * * *                             TS and AOL
Test Launch                  * * *                             TS and AOL
Test Launch                  * * *                             TS
Test Launch                  * * *                             TS
Test Launch                  * * *                             TS
Test Launch                  * * *                             TS
Test Launch                  * * *                             TS

Test Launch                  * * *                             AOL and TS
Test Launch                  * * *                             TS
Test Launch                  * * *                             TS
Test Launch                  * * *                             TS
Test Launch                  * * *                             TS and AOL
Test Launch                  * * *                             TS
Test Launch                  * * *                             TS and AOL
Test Launch                  * * *                             TS and AOL

Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL
Initial Launch               * * *                             AOL

Commercial                   * * *                             TS and AOL
  Rollout
Commercial                   * * *                             AOL
  Rollout
Commercial                   * * *                             AOL
  Rollout

                                                                    CONFIDENTIAL


                                   SCHEDULE C


                         Initial Long Distance Services

                           1. Outbound and inbound long distance,  including but
not limited to interlata, intralata, intrastate, international and toll-free services.

                           2.  Calling  cards,  including  but  not  limited  to
domestic and international, credit and debit cards

                           3. Operator  services,  including but not limited to,
collect calling, etc.

                           4. Directory assistance.

                           5. Conference calling.

                           6. Private line and dedicated services.

                           7. Online Billing and paper Billing  Services for all
telecom services.

                                                                    CONFIDENTIAL



                                   Schedule D

                                  Rate Schedule

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.





                                      1 + Direct         Calling
INTERSTATE                            Dialed Rate         Card
----------                            ------------       ---------
Direct Dial - 1+AC+number                 $  0.097        $  0.240
800 Readyline                             $  0.240             ---

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.

  Intrastate/Intralata (By state)       1+Direct          Calling
                                       Dialed Rate         Card
                                       ------------       ---------
ALABAMA                                $  0.97            $  0.240
ARIZONA                                $  0.150           $  0.240
ARKANSAS                               $  0.097           $  0.240
CALIFORNIA                             $  0.097           $  0.240
COLORADO                               $  0.150           $  0.240
CONNECTICUT                            $  0.097           $  0.240
DELAWARE                               $  0.097           $  0.240
FLORIDA                                $  0.097           $  0.240
GEORGIA                                $  0.097           $  0.240
IDAHO                                  $  0.120           $  0.240
ILLINOIS                               $  0.097           $  0.240
INDIANA                                $  0.097           $  0.240
IOWA                                   $  0.120           $  0.240
KANSAS                                 $  0.120           $  0.240
KENTUCKY                               $  0.097           $  0.240
LOUISIANA                              $  0.097           $  0.240
MAINE                                  $  0.450           $  0.240
MARYLAND                               $  0.097           $  0.240
MASSACHUSETTS                          $  0.097           $  0.240
MICHIGAN                               $  0.097           $  0.240
MINNESOTA                              $  0.097           $  0.240
MISSISSIPPI                            $  0.097           $  0.240
MISSOURI                               $  0.097           $  0.240
MONTANA                                $  0.097           $  0.240
NEBRASKA                               $  0.150           $  0.240
NEVADA                                 $  0.097           $  0.240
NEW HAMPSHIRE                          $  0.097           $  0.240
NEW JERSEY                             $  0.097           $  0.240
NEW MEXICO                             $  0.150           $  0.240
NEW YORK                               $  0.120           $  0.240
NO. CAROLINA                           $  0.120           $  0.240

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.

  Intrastate/Intralata (By state)       1+Direct          Calling
                                       Dialed Rate         Card
                                      ------------       ---------

NO. DAKOTA                             $  0.150           $  0.240
OHIO                                   $  0.097           $  0.240
OKLAHOMA                               $  0.120           $  0.240
OREGON                                 $  0.097           $  0.240
PENNSYLVANIA                           $  0.097           $  0.240
RHODE ISLAND                           $  0.120           $  0.240
SO. CAROLINA                           $  0.097           $  0.240
SO. DAKOTA                             $  0.097           $  0.240
TENNESSEE                              $  0.120           $  0.240
TEXAS                                  $  0.150           $  0.240
UTAH                                   $  0.097           $  0.240
VERMONT                                $  0.120           $  0.240
VIRGINIA                               $  0.097           $  0.240
WASHINGTON                             $  0.097           $  0.240
W. VIRGINIA                            $  0.097           $  0.240
WISCONSIN                              $  0.097           $  0.240
WYOMING                                $  0.120           $  0.240
800 Readyline (all states)             $  0.240              ___

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.

                                         1 + Direct     Calling
INTERSTATE                               Dialed Rate       Card
----------                               -----------   --------
Direct Dial - 1+AC+number                  $  0.097    $  0.240
800 Readyline                              $  0.240         ---

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.

             International (by country)               1+Direct          Calling
                                                     Dialed Rate          Card
                                                     -----------       ---------
ALBANIA                                              $  1.550          $  1.650
ALGERIA                                              $  1.200          $  1.300
AMERICAN SAMOA                                       $  1.000          $  1.100
ANDORRA                                              $  0.650          $  0.750
ANGOLA                                               $  1.650          $  1.750
ANGUILLA                                             $  0.800          $  0.900
ANTARTICA                                            $  1.550          $  1.650
ANTIGUA AND BARBUDA                                  $  0.800          $  0.900
ARGENTINA                                            $  0.800          $  0.900
ARMENIA                                              $  1.250          $  1.350
ARUBA                                                $  0.750          $  0.850
AUSTRALIA                                            $  0.500          $  0.600
AUSTRIA                                              $  0.650          $  0.750
AZERBAIJAN                                           $  1.700          $  1.800
BAHAMAS                                              $  0.500          $  0.600
BAHRAIN                                              $  1.100          $  1.200
BANGLADESH                                           $  1.600          $  1.700
BARBADOS                                             $  0.650          $  0.750
BELARUS                                              $  1.250          $  1.350
BELGIUM                                              $  0.600          $  0.700
BELIZE                                               $  1.050          $  1.150
BENIN                                                $  1.100          $  1.200
BERMUDA                                              $  0.600          $  0.700
BHUTAN                                               $  3.500          $  3.600
BOLIVIA                                              $  1.050          $  1.150
BOSNIA and HERZEGOVINA                               $  1.200          $  1.300
BOTSWANA                                             $  1.000          $  1.100
BRAZIL                                               $  0.550          $  0.650
BRUNEI                                               $  1.600          $  1.700
BULGARIA                                             $  1.000          $  1.100
BURKINA                                              $  0.800          $  0.900

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.

             International (by country)               1+Direct          Calling
                                                     Dialed Rate          Card
                                                     -----------       ---------
BURMA                                                $  4.100          $  4.200
BURUNDI                                              $  3.500          $  3.600
CAMBODIA                                             $  2.400          $  2.500
CAMEROON                                             $  1.450          $  1.550
CANADA                                               $  0.160          $  0.260
CANARY ISLAND                                        $  0.300          $  0.400
CAPE VERDE                                           $  1.650          $  1.750
CAYMAN ISLANDS                                       $  0.700          $  0.800
CENTRAL AFRICAN REPUBLIC                             $  2.600          $  2.700
CHAD                                                 $  4.350          $  4.450
CHAGOS ARCHIPELAGO                                   $  1.650          $  1.750
CHILE                                                $  0.750          $  0.850
CHINA                                                $  1.100          $  1.200
COLOMBIA                                             $  0.750          $  0.850
COMOROS                                              $  2.700          $  2.800
CONGO                                                $  1.350          $  1.450
COOK ISLANDS                                         $  2.900          $  3.000
COSTA RICA                                           $  0.750          $  0.850
COTE D'IVOIRE                                        $  1.500          $  1.600
CROATIA                                              $  0.900          $  1.000
CUBA                                                 $  1.000          $  1.100
CYPRUS                                               $  0.900          $  1.000
CZECH REPUBLIC                                       $  0.900          $  1.000
DENMARK                                              $  0.700          $  0.800
DJIBOUTI                                             $  1.900          $  2.000
DOMINICA                                             $  0.850          $  0.950
DOMINICAN REPUBLIC                                   $  0.500          $  0.600
ECUADOR                                              $  1.000          $  1.100
EGYPT                                                $  1.000          $  1.100
EL SALVADOR                                          $  0.900          $  1.000
EQUATORIAL GUINEA                                    $  2.600          $  2.700

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.

             International (by country)               1+Direct          Calling
                                                     Dialed Rate          Card
                                                     -----------       ---------
ESTONIA                                              $  1.250          $  1.350
ETHIOPIA                                             $  1.600          $  1.700
FIJI                                                 $  1.550          $  1.650
FINLAND                                              $  0.550          $  0.650
FRANCE                                               $  0.300          $  0.400
FRENCH GUIANA                                        $  1.000          $  1.100
FRENCH OVERSEAS DEPARTMENTS                          $  1.000          $  1.100
FRENCH POLYNESIA                                     $  1.700          $  1.800
GABON                                                $  1.050          $  1.150
GAMBIA, THE                                          $  1.050          $  1.150
GEORGIA                                              $  2.100          $  2.200
GERMANY                                              $  0.300          $  0.400
GHANA                                                $  1.150          $  1.250
GIBRALTAR                                            $  1.000          $  1.100
GREECE                                               $  0.750          $  0.850
GREENLAND                                            $  0.900          $  1.000
GRENADA                                              $  0.900          $  1.000
GUADALOUPE                                           $  1.250          $  1.350
GUAM                                                 $  0.850          $  0.950
GUATEMALA                                            $  0.900          $  1.000
GUINEA-BISSAU                                        $  2.450          $  2.550
GUINEA                                               $  1.650          $  1.750
GUYANA                                               $  1.100          $  1.200
HAITI                                                $  0.800          $  0.900
HONDURAS                                             $  1.000          $  1.100
HONG KONG                                            $  0.500          $  0.600
HUNGARY                                              $  0.900          $  1.000
ICELAND                                              $  1.050          $  1.150
INDIA                                                $  1.000          $  1.100
INDONESIA                                            $  1.100          $  1.200
IRAN                                                 $  1.000          $  1.100

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.

             International (by country)               1+Direct          Calling
                                                     Dialed Rate          Card
                                                     -----------       ---------
IRAQ                                                 $  2.050          $  2.150
IRELAND                                              $  0.600          $  0.700
ISRAEL                                               $  0.850          $  0.950
ITALY                                                $  0.600          $  0.700
JAMAICA                                              $  0.700          $  0.800
JAPAN                                                $  0.400          $  0.500
JORDAN                                               $  1.050          $  1.150
KAZAKHSTAN                                           $  2.100          $  2.200
KENYA                                                $  1.050          $  1.150
KIRIBATI                                             $  3.250          $  3.350
KOREA, SOUTH                                         $  0.600          $  0.700
KUWAIT                                               $  1.200          $  1.300
KYRGYZSTAN                                           $  2.150          $  2.250
LAOS                                                 $  3.350          $  3.450
LATVIA                                               $  1.250          $  1.350
LEBANON                                              $  1.700          $  1.800
LESOTHO                                              $  1.250          $  1.350
LIBERIA                                              $  0.800          $  0.900
LIBYA                                                $  1.250          $  1.350
LIECHTENSTEIN                                        $  0.850          $  0.950
LITHUANIA                                            $  1.250          $  1.350
LUXEMBOURG                                           $  0.800          $  0.900
MACAU                                                $  1.750          $  1.850
MADAGASCAR                                           $  4.450          $  4.550
MALAWI                                               $  1.200          $  1.300
MALAYSIA                                             $  1.000          $  1.100
MALDIVES                                             $  2.550          $  2.650
MALI                                                 $  1.850          $  1.950
MALTA                                                $  1.250          $  1.350
MARITIME - ATLANTIC                                  $  5.000          $  5.100
MARITIME - OTHER OCEANS                              $  5.000          $  5.100

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.

             International (by country)             1+Direct          Calling
                                                   Dialed Rate          Card
                                                   -----------       ---------
MARITIME - PACIFIC                                  $  5.000          $  5.100
MARSHALL ISLANDS                                    $  1.700          $  1.800
MAURITANIA                                          $  1.600          $  1.700
MAURITIUS                                           $  2.150          $  2.250
MEXICO                                              $  0.500          $  0.600
MICRONESIA, FEDERATED STATES OF                     $  1.150          $  1.250
MIDWAY ATOLL                                        $  2.150          $  2.250
MOLDOVA                                             $  1.750          $  1.850
MONGOLIA                                            $  3.900          $  4.000
MONTSERRAT                                          $  0.850          $  0.950
MOROCCO                                             $  1.400          $  1.500
MOZAMBIQUE                                          $  2.050          $  2.150
NAMIBIA                                             $  1.150          $  1.250
NAURU                                               $  4.550          $  4.650
NEPAL                                               $  1.400          $  1.500
NETHERLANDS                                         $  0.400          $  0.500
NETHERLANDS ANTILLES                                $  0.800          $  0.900
NEW CALEDONIA                                       $  1.700          $  1.800
NEW ZEALAND                                         $  0.700          $  0.800
NICARAGUA                                           $  1.000          $  1.100
NIGER                                               $  1.900          $  2.000
NIGERIA                                             $  1.000          $  1.100
NIUE                                                $  2.550          $  2.650
NORFOLK ISLAND                                      $  2.550          $  2.650
NORTHERN MARIANA ISLANDS                            $  1.600          $  1.700
NORWAY                                              $  0.500          $  0.600
OMAN                                                $  1.200          $  1.300
PACIFIC ISLANDS (PALAU)                             $  1.950          $  2.050
PAKISTAN                                            $  1.400          $  1.500
PANAMA                                              $  0.750          $  0.850
PAPUA NEW GUINEA                                    $  1.350          $  1.450

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.

             International (by country)               1+Direct          Calling
                                                     Dialed Rate          Card
                                                     -----------       --------
PARAGUAY                                             $  1.250          $  1.350
PERU                                                 $  1.000          $  1.100
PHILIPPINES                                          $  0.600          $  0.700
POLAND                                               $  0.750          $  0.850
PORTUGAL                                             $  0.850          $  0.950
QATAR                                                $  1.050          $  1.150
REUNION                                              $  1.900          $  2.000
ROMANIA                                              $  1.300          $  1.400
RUSSIA                                               $  1.200          $  1.300
RWANDA                                               $  2.050          $  2.150
SAINT HELENA                                         $  2.250          $  2.350
SAINT KITTS AND NEVIS                                $  0.650          $  0.750
SAINT LUCIA                                          $  0.900          $  1.000
SAINT PIERRE AND MIQUELON                            $  0.900          $  1.000
SAINT VINCENT AND THE GRENADINES                     $  0.900          $  1.000
SAO TOME AND PRINCIPE                                $  2.400          $  2.500
SAUDI ARABIA                                         $  1.200          $  1.300
SENEGAL                                              $  1.700          $  1.800
SERBIA                                               $  1.200          $  1.300
SEYCHELLES                                           $  2.100          $  2.200
SIERRA LEONE                                         $  1.300          $  1.400
SINGAPORE                                            $  0.550          $  0.650
SLOVAKIA                                             $  0.900          $  1.000
SLOVENIA                                             $  0.900          $  1.000
SOLOMON ISLANDS                                      $  1.950          $  2.050
SOMALIA                                              $  2.350          $  2.450
SOUTH AFRICA                                         $  0.750          $  0.850
SPAIN                                                $  0.700          $  0.800
SRI LANKA                                            $  1.550          $  1.650
SUDAN                                                $  2.050          $  2.150
SURINAME                                             $  1.250          $  1.350

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.

             International (by country)               1+Direct          Calling
                                                     Dialed Rate          Card
                                                     -----------       ---------
SWAZILAND                                            $  1.250          $  1.350
SWEDEN                                               $  0.400          $  0.500
SWITZERLAND                                          $  0.500          $  0.600
SYRIA                                                $  1.750          $  1.850
TAIWAN                                               $  0.550          $  0.650
TAJIKISTAN                                           $  3.750          $  3.850
TANZANIA                                             $  1.100          $  1.200
THAILAND                                             $  1.000          $  1.100
TOGO                                                 $  1.050          $  1.150
TONGA                                                $  1.500          $  1.600
TRINIDAD & TOBAGO                                    $  0.800          $  0.900
TUNISIA                                              $  1.300          $  1.400
TURKEY                                               $  1.000          $  1.100
TURKMENISTAN                                         $  3.100          $  3.200
TURKS AND CAICOS ISLANDS                             $  0.900          $  1.000
TUVALU                                               $  3.150          $  3.250
UGANDA                                               $  1.150          $  1.250
UKRAINE                                              $  1.250          $  1.350
UNITED ARAB EMIRATES                                 $  0.950          $  1.050
UNITED KINGDOM                                       $  0.200          $  0.300
URUGUAY                                              $  1.000          $  1.100
UZBEKISTAN                                           $  1.250          $  1.350
VANUATU                                              $  3.300          $  3.400
VENEZUELA                                            $  0.500          $  0.600
VIETNAM                                              $  1.350          $  1.450
VIRGIN ISLANDS, BRITISH                              $  0.800          $  0.900
WALLIS AND FUTUNA                                    $  2.300          $  2.400
WESTERN SAMOA                                        $  1.050          $  1.150
YEMEN                                                $  1.250          $  1.350
ZAIRE                                                $  1.400          $  1.500
ZAMBIA                                               $  1.200          $  1.300

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.

             International (by country)               1+Direct          Calling
                                                     Dialed Rate          Card
                                                     -----------        -------
ZIMBABWE                                             $  0.900           $ 1.000

                                   SCHEDULE D

                                  RATE SCHEDULE

All prices billed at full minute increments
Note: Pricing for Intrastate/Intralata and International will be reflective of AT&T One Rate plan rates discounted by 20% when information is made available.


                                                  1 + Direct      Calling
                                                 Dialed Rate       Card
OTHER SERVICES                                   -----------      -------
Directory Assistance                              $  0.750        $  0.850
Collect (Automated or Operator Assisted)          $  2.250             ---
Billed to 3rd Party                               $  2.350             ---
Coin Sent Paid Operator                           $  2.300             ---
Person to Person                                  $  4.900             ---
Source: AT&T Tariff F.C.C. No.27

                                                                    CONFIDENTIAL


                                   Schedule E

                             Performance Milestones

Commitment or Deliverable          Amount              Milestone

1.  * * *                          $7 mil              Issuance of Press Release


2.  * * *                          $10 mil             Execution of Agreement

3.  * * *                          $20 mil             Execution of Agreement

4.  * * *                          $9 mil              Execution of Agreement

5.  * * *                          $3 mil              Certification by AOL
                                                       of Completion

6.  * * *                          $1.5 mil            Certification by AOL
                                                       of Completion

7.  * * *                          $1 mil              Certification by AOL
                                                       of Completion

8.  * * *                          $1 mil              Certification by AOL
                                                       of Completion

9.  * * *                          $2 mil              Certification by AOL
                                                       of Completion

10. * * *                          $2 mil              Certification by AOL
                                                       of Completion

11. * * *                          $0.5 mil            Delivery of list of
                                                       test customers